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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21260

CM Advisors Family of Funds

(Exact name of registrant as specified in charter)

805 Las Cimas Parkway, Suite 430 Austin, Texas	78746
(Address of principal executive offices)	(Zip code)

Tina H. Bloom, Esq.

Ultimus Fund Solutions, LCC     225 Pictoria Drive, Suite 450     Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (512) 329-0050

Date of fiscal year end:     February 28, 2014

Date of reporting period:    February 28, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.       Reports to Stockholders.

CM Advisors Family of Funds
Annual Report 2014

CM Advisors Fund

CM Advisors Small Cap Value Fund

CM Advisors Fixed Income Fund

February 28, 2014

This report and the financial statements contained herein are submitted for the general information of the shareholders of the CM Advisors Family of Funds (the “Funds”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

CM Advisors Family of Funds
Letter to Shareholders	April 16, 2014

Dear Shareholders,

During the fiscal year ended February 28, 2014 for CM Advisors Family of Funds (the “Funds”), equities performed very well. All major U.S. market indices posted positive, double-digit returns, with just a few minor pullbacks along the way. There were several drivers behind the positive performance.

First, the Federal Reserve continued to be accommodative. While it did begin to scale back its bond buying program from $85 billion per month to $65 billion per month, the Fed continued buying bonds in order to keep long-term borrowing costs low, stimulate investment, and encourage businesses to hire workers. In addition, the Fed continued to reinforce its intention to keep interest rates at historically low levels for a long time. Although this accommodative stance continues to add debt to the balance sheet, it was bullish for the stock market this past fiscal year.

U.S. Monetary Base

Second, low interest rates, higher productivity, and lower taxes for multi-national companies helped drive U.S. corporate profit margins to a record 10.2%. With the help of share buybacks, U.S corporate earnings, overall, continued to grow at a measured pace. Even more important, however, were the price gains driven by multiple expansion—in other words, investors’ willingness to pay more for a dollar of earnings.

After-Tax Corporate Profit Margins

Third, as a result of significant technological gains in hydraulic-fracking and horizontal drilling, the U.S. continued to see increases in oil and natural gas production. These increases further reduced the U.S. dependence on foreign energy. In addition, low cost energy and new technological innovations lead to gains in industrial production and factory utilization.

Natural gas prices are as of February 2014. Forecast is from EIA Annual Energy Outlook and start in 2013

Fourth, improving residential real estate has been a bright spot for the economy. According to CoreLogic’s February 2014 report, nationwide home prices, including distressed sales, soared 12.2% year-over-year. This is the largest year-over-year increase in home prices since March 2006. It also marks the twenty-fourth consecutive month of year-over-year gains in home prices.

Commercial and Residential Property Prices

While we continue to expect these drivers to play positive roles in the overall economy, at today’s price levels, we believe the overall market is facing some valuation headwinds. To get an overall sense of where the average stock is trading in the market today, we believe reviewing the history of the Value Line® median P/E is of great benefit. One of the most important features of the Value Line® median P/E is that it is the mid-point P/E of 1,700 companies versus an average P/E as used by the S&P 500, which can be skewed by large companies. In our opinion, after having tracked and studied this ratio for more than 40 years, when used in combination with expected earnings growth, it is one of the best indicators to use when gauging whether the overall market is expensive, at fair value, or cheap.

As shown on Chart 1 below, when the Value Line® median P/E is above 18, we believe the average stock is in an expensive zone, and when it is 14 or lower, we believe the average stock is in a value zone. During the Funds’ fiscal year, the Value Line® median P/E peaked at 18.9 at the end of January 2014. If we compare this median P/E to 19.6, the average of the peak median P/E’s that occurred between 2003 and 2007, this suggests there is approximately 4% upside remaining in the general market this fiscal year. If we give this market the benefit of doubt and use a median P/E of 21, the highest Value Line® median P/E in 40 years, this would suggest the market could appreciate just over 11% this next year assuming flat earnings. Any growth or contraction of earnings would impact these appreciation estimates accordingly.

Historical Value Line Median P/E Ratio

The worst case P/E zone between 10 and 12 shown above is for periods of normal-to-low interest rates and inflation. Worst case can occur during recessions or major economic crises such as the liquidity event that took place in 2008/2009. Under these circumstances, the worst case has only occurred four times in the last 30 years.

For periods of time when long-term interest rates are 10% or higher and CPI inflation is 4.5% or higher, a median P/E between 5 and 8 would become a new worst case zone. For example, in the early 1980’s, long-term interest rates were over 15% and CPI inflation ranged between 13% and 14.7%. Source: Century Management, the Federal Reserve and U.S. Bureau of Labor Statistics.

Now, let’s examine the downside risk in today’s market. From the January peak Value Line® median P/E of 18.9 down to the 40-year average median P/E of 13.5 suggests there is a risk that the overall market could decline roughly 28% over this next year. If we consider what we believe would be a worst-case scenario given today’s interest rate and inflation environment, then the median P/E in a recessionary environment could drop to the lows seen in 1984, 1990, and 2008, which averaged a 10 P/E. This translates into a risk of a 47% decline. It is important to point out that we are not making predictions about the upside or downside direction for the market. Rather, we are using this study to assess the current environment for equity markets and the overall potential reward and risk in the market. From where we stand today, we believe the market is in an expensive zone, making investment opportunities harder to find. As such, we feel it is in an investor’s best interest to exercise additional levels of caution when making investment decisions today.

Another metric we like to use is the U.S. Market Cap Relative to GDP. (Remember: GDP is the total market value of goods and services produced within the borders of a country.) This is like a price-to-sales ratio for the economy and can be used to determine whether the overall market is undervalued or overvalued. In our opinion, a percentage relationship greater than 100% to 120% suggests your upside is more limited, while a percentage relationship in the 70% to 80% range suggests buying stocks is likely to work out well for you.

U.S. Market Cap vs. GDP

As of December 2013, the U.S. Market Cap vs. GDP was 149.7%. This is higher than the 2007 peak and just 19.6% away from the all-time high in 2000. We believe today’s level is another confirmation that the market is in an expensive zone.

Taking one more look at the overall market, let’s now review Enterprise Value vs. GDP. This metric is basically the Market Cap vs. GDP with outstanding corporate debt added in and the cash subtracted out (cash is at record levels today). This ratio is at 181.5% of GDP. Again, this ratio is higher than the 2007 peak and just 18.4% away from the all-time high in 2000, confirming yet again that the market is in what we believe to be an expensive zone. In addition, when you compare the higher current Enterprise Value vs. GDP ratio of 181.5% to the current Market Cap vs. GDP ratio of 149.7%, it is telling us that corporations have taken on significant debt, even though they have more cash. Many companies are borrowing money at these historically low interest rates to help increase their returns. While borrowing at low interest rates to expand necessary build-outs in plant and equipment can make sense, if the market proves to be expensive, buying back shares that are overvalued is not wise.

We believe this is one of the unintended consequences of the current Fed policy. It encourages companies and investors to do the wrong thing. Most likely they are creating bubbles, and, eventually, that will take its toll on the economy and overall market.

Enterprise Value vs. GDP

Finally, we continue to be concerned about the increasing levels of federal debt, the Fed policy of quantitative easing, and the overall lack of political will to change the present course. As a result, we believe that the probability of elevated inflation over the next 5 years has dramatically increased and as a result we have begun to adjust the Funds’ holdings accordingly.

CM Advisors Fund (symbol: CMAFX)
For the year ended February 28, 2014, the one-year return for CM Advisors Fund – Class I (the “Fund”) was 15.64% versus 23.65% for its benchmark, the Russell 3000® Value Index (referred to hereafter as the “Index” or “benchmark”). The three-year average annualized return for the Fund was 9.28% versus 13.95% for the Index. The five-year average annualized return for the Fund was 19.46% versus 23.34% for the Index.

It is important to restate that the Fund is an all-cap fund, which means it invests in companies across the market-capitalization spectrum. (For purposes of this Fund, we consider various cap sizes as follows: large cap = $10 billion market cap and up, mid cap = $2.5 billion market cap to $10 billion market cap, and small cap = $2.5 billion market cap and less.) Over time, the Fund’s weighting within each cap size will vary based on the valuation levels of stocks among the various market capitalizations. Additionally, the Fund’s total equity exposure will vary based on equity valuation levels in general. The chart below illustrates how the weightings can change.

Table 1

	Weights		Market-Cap Analysis
Date	% Cash	% Equity	% Large Cap	% Mid Cap	% Small Cap
02/28/2013	19.7	80.3	45.4	9.3	45.2
02/28/2014	7.7	92.3	31.6	18.5	49.9

Note: The Fund’s fiscal year covers the period 3/01/2013 through 2/28/2014. Source: Factset Portfolio Analytics. The market-cap analysis percentages exclude the cash weighting of the Fund. Percentages have been rounded.

Table 1 shows the change in the Fund’s allocation between cash and equities, as well as market cap weightings within the equity holdings. For example, during the Fund’s 2014 fiscal year the exposure to cash and cash equivalent holdings declined from 19.7% to 7.8%. Conversely, the Fund’s equity exposure increased from 80.3% to 90.3%. Within the Fund’s equity holdings, the weightings to large-cap stocks declined more than 30%, while the Fund’s exposure to mid-cap and small-cap holdings increased more than 99% and 10% respectively. We believe this shift in asset allocation has put the Fund in a very strong position to benefit from what we believe are many undervalued stocks both relative to the Index and on an absolute basis.

During the fiscal year, the Fund continued to focus on high-quality companies as measured by strong balance sheets. According to Factset, at the end of the fiscal year, the Fund’s companies, on a weighted basis, had a total long-term debt-to-capital ratio of 22.3% versus 33.5% for the Index. If the Fund were a home, this long-term debt-to-capital ratio is tantamount to saying one has 77.7% equity in one’s home. Thus, while the Fund has increased its exposure to mid-cap and small-cap companies during the fiscal year, we believe we have not had to sacrifice on the quality of the businesses purchased. Moreover, we believe the Fund’s weighting to low-leveraged companies increases its durability, especially in the event of uncertain market environments.

While the Fund underperformed its benchmark during this fiscal year, we believe the stock-selection process is tracking in the right direction. The performance attribution chart highlights the contributors and detractors to the Fund’s performance.

Performance Attribution

3/1/13 through 2/28/14	CM Advisors Fund			Russell 3000® Value Index
Economic Sector	Average Weight	Total Return	Contribution to Return	Average Weight	Total Return	Contribution to Return
Information Technology	20.36	30.97	5.73	8.40	34.63	2.69
Industrials	29.94	19.08	5.64	9.97	28.99	2.77
Energy	9.73	21.95	2.14	14.49	12.99	1.96
Financials	12.18	11.80	1.67	29.53	23.56	7.01
Consumer Discretionary	2.80	36.38	0.98	7.42	34.95	2.56
Health Care	1.41	50.22	0.62	12.05	33.99	3.87
Materials	8.17	-10.69	0.11	3.22	21.79	0.61
Cash Equivalents	13.18	0.01	0.00	—	—	—
Telecommunication Services	0.00	-0.19	0.00	2.58	-0.25	0.07
Utilities	0.11	1.12	0.00	6.22	12.68	0.86
Consumer Staples	2.11	-0.37	-0.02	6.11	19.87	1.26
Source: Factset. Sorted by CM Advisors Fund Contribution to Return. Numbers have been rounded.

As shown in the performance attribution table above, the Fund looked very different from the Index during this past fiscal year. The most significant differences are discussed below.

Industrials: The Fund’s average weighting was 29.94% versus 9.97% for the Index. This provided a great benefit to the Fund, as Industrials was its second best performing sector. In total, Industrials, which includes a wide variety of sub-sector industries, was responsible for roughly 36.0% of the Fund’s total return. Given our sizeable weighting to the Industrials sector, it is important for shareholders to understand that there are a wide range of businesses and end markets that make up this sector. In this regard, we believe it is the most diverse segment in the economy. The table below highlights our exposures to the wide range of sub-sectors that make up the Industrials sector category within the Fund.

CM Advisors Fund
Sub-Sector Holdings Within The Industrials Sector

As of February 28, 2014	(%)
Construction & Engineering	11.77
Electrical Components & Equipment	4.58
Industrial Machinery	3.47
Building Products	2.34
Construction Machinery & Heavy Trucks	2.27
Human Resource & Employment Services	2.02
Trading Companies & Distributors	1.69
Office Services & Supplies	0.70
Industrial Conglomerates	0.55
Aerospace & Defense	0.49
Marine	0.05
Heavy Electrical Equipment	0.02
Source: Factset. Numbers have been rounded.

Information Technology: The Fund’s average weighting was 20.36% versus 8.40% for the Index. This was the Fund’s best performing sector. In total, Information Technology, which includes a wide variety of sub-sectors, was responsible for roughly 36.6% of the Fund’s total return. Given our sizeable weighting to the Information Technology sector, it is important for shareholders to understand that there are a wide range of businesses and end markets included in this sector. The table below highlights our exposures to the wide range of sub-sectors that make up the Information Technology sector category within the Fund.

CM Advisors Fund
Sub-Sector Holdings Within The Information Technology Sector

As of February 28, 2014	(%)
Communications Equipment	4.08
Electronic Components	3.45
Electronic Equipment & Instruments	2.77
Semiconductors	2.38
Systems Software	2.33
Semiconductor Equipment	2.23
Electronic Manufacturing Services	1.62
Technology Hardware Storage & Peripherals	0.74
Data Processing & Outsourced Services	0.69
Internet Software & Services	0.05
IT Consulting & Other Services	0.01
Source: Factset. Numbers have been rounded.

Financials: The Fund’s average weighting was 12.18% versus 29.53% for the Index. At roughly 58% underweight the Index, the Fund’s total return in this sector relative to the Index detracted 5.33% out of the total 8.01% of the Fund’s underperformance to the Index.

Shareholders continue to ask if we are concerned about missing any additional remaining upside in the Financials sector. It is an important question given our underweight to such a large segment of the economy, as well as the most heavily weighted sector in the Index. Generally speaking, the answer is no. In previous writings, we have discussed our views on the riskiness of Financials-sector stocks and why we have not found many to buy. It is not for lack of looking or diligent scrutiny. We believe we have a well-developed framework for screening and analyzing financial securities, as well as extensive experience in this segment dating back to the mid 1970’s.

Historically, we have found that financial securities typically do not meet our conservative reward-to-risk requirements. For example, while we can usually get comfortable with a reward-to-risk potential of 5-to-1 for a typical industrial company, we generally like to see greater odds in our favor for financial companies given their higher risk characteristics and leverage ratios. Additionally, we generally believe that in more normal times, the upside for the Financials sector is typically limited when compared to other sectors. However, every once in a great while a catalyst will appear and provide us with a buying opportunity. As we begin the new fiscal year, there are several financial companies that are currently being vetted with the hopes of being added to the Fund in the near future.

Health Care: The Fund’s average weighting was 1.41% versus 12.05% for the Index. At roughly 88% underweight the Index, the Fund’s total return in this sector relative to the Index detracted 3.25% out of the total 8.01% of underperformance to the Index. While the Fund will not typically invest in the biotech space due to the specialized knowledge we believe is required to successfully invest in this area on a consistent basis, we have reviewed other health-care related companies such as health insurers and major pharmaceutical companies. However, in our opinion, the companies in these areas have been trading in a fair value zone or higher and therefore have not qualified for our investment consideration during this past fiscal year. As such, we were underweight this sector and will likely remain so for the foreseeable future.

Cash Equivalents: While the Fund’s cash position averaged 13.18% during the fiscal year, it was a major headwind for the Fund’s performance. While the Fund generally intends to be more fully invested in equities it will hold cash or cash equivalents when valuations do not satisfy our investment criteria. As a number of positions in the Fund’s portfolio reached our sell targets, it became a challenge to find enough replacements selling in our value zone in which to reinvest the cash. However, due to several buying opportunities in the Materials sector late in the fiscal year, the Fund’s cash equivalent balance was 7.8% on February 28, 2014.

CM Advisors Small Cap Value Fund (symbol: CMOVX)
For the year ended February 28, 2014, the one-year return for CM Advisors Small Cap Value Fund – Class I (the “Fund”) was 20.53% versus 26.19% for its benchmark, the Russell 2000 Value® Index (the “Index”). Since inception, April 15, 2011, through February 28, 2014, the Fund delivered an average annualized return of 12.77% versus 13.46% for the Index.

Performance Attribution

3/1/13 through 2/28/14	CM Advisors Small Cap Value Fund			Russell 2000® Value Index
Economic Sector	Average Weight	Total Return	Contribution to Return	Average Weight	Total Return	Contribution to Return
Industrials	50.27	25.86	12.68	13.07	29.35	3.75
Energy	10.04	27.02	2.45	7.08	23.69	1.74
Information Technology	13.73	28.94	2.34	11.06	37.89	4.03
Consumer Discretionary	4.46	44.01	1.79	11.25	37.36	4.21
Materials	6.15	15.55	1.59	4.87	16.62	0.74
Financials	6.89	-0.06	0.79	38.68	20.16	8.05
Health Care	0.50	18.20	0.25	4.56	42.47	1.78
Commodities	0.02	24.55	0.14	—	—	—
Cash Equivalents	7.71	0.01	0.00	—	—	—
Consumer Staples	0.24	-14.64	-0.22	2.67	32.93	0.86
Source: Factset. Sorted by CM Advisors Small Cap Value Fund Contribution to Return. Numbers have been rounded.

As shown in the performance attribution table above, the Fund looked very different from the Index during this past fiscal year. The most significant differences are discussed below.

Industrials: The Fund’s average weighting was 50.27% versus 13.07% for the Index. This provided a great benefit to the Fund, as it was its fourth best performing sector. In total, Industrials, which includes a wide variety of sub-sector industries, was responsible for roughly 62% of the Fund’s total return. Given our sizeable weighting to the Industrials sector, it is important for shareholders to understand that there are a wide range of businesses and end markets that make up this sector. In this regard, we believe it is the most diverse segment in the economy. The table below highlights our exposures to the wide range of sub-sectors that make up the Industrials sector category within the Fund.

Industrials Holdings by Sub-Sector in
CM Advisors Small Cap Value Fund

As of February 28, 2014	(%)
Industrial Machinery	10.29
Construction & Engineering	9.28
Electrical Components & Equipment	5.34
Trading Companies & Distributors	4.56
Building Products	4.06
Human Resource & Employment Services	3.98
Construction Machinery & Heavy Trucks	2.54
Aerospace & Defense	2.38
Marine	1.03
Office Services & Supplies	0.79
Source: Factset. Numbers have been rounded.

Given the end market exposures listed above, we believe the Fund is well diversified throughout this sector.

Financials: The Fund’s average weighting was 6.89% versus 38.68% for the Index. While almost double the Fund’s weighting from the prior fiscal year, it remained a significant headwind for the Fund. The Financials sector of the Index was responsible for more than 30% of its total return during our fiscal year.

Shareholders continue to ask if we are concerned about missing any additional remaining upside in the Financials sector. It is an important question given our low exposure to such a large segment of the economy, as well as the most heavily weighted sector in the Index. Generally speaking, the answer is no. In previous writings, we have discussed our views on the riskiness of Financials-sector stocks and why we have not found many to buy. It is not for lack of looking or diligent scrutiny. We believe we have a well-developed framework for screening and analyzing financial securities, as well as extensive experience in this segment that dates back to the mid 1970’s.

Historically, we have found that small-cap financial securities typically do not have wide valuation ranges, which are very important to our selection process. Small-cap banks, for example, usually bottom around book value and peak around two times that level. Every generation or so, a major event occurs, providing a plethora of opportunities. Thus, from our perspective, in more normal times, the upside of the Financials sector is typically limited when compared to other sectors

Consumer Discretionary: The Fund’s average weighting was just 4.46% versus 11.25% for the Index. It is important to note that the consumer discretionary stocks owned in the Fund outperformed the collective consumer discretionary stocks in the Index 44.01% versus 37.36%. However, because of the underweighting in this sector relative to the Index, the Fund’s outperformance did not offset the discrepancy in the total return.

Cash Equivalents: While the Fund’s average weighting was 7.71%, a slight decrease from the previous fiscal-year average of 9.11%, it was still the second worst performing sector for the Fund. While the Fund generally intends to be 90% or more invested in equities, in the absence of values that meet our investment discipline, we will hold cash or cash equivalents. As a number of positions in the Fund’s portfolio reached our sell targets, it became a challenge to find enough replacements selling in our value zone in which to reinvest the cash. Accordingly, on the last day of the fiscal year, the Fund’s cash equivalent weighting was 15.2%.

It is no coincidence that the Industrials sector, which has the highest allocation of the Fund’s investments, typically has wide valuation ranges. Generally speaking, stocks in this sector bottom around tangible book value and peak at roughly three to four times that level. At the bottom, the market tends to value them based on their balance sheets. At their peak, they are usually valued on earnings or cash flows. In most circumstances, we believe it is important to avoid the companies with large debt levels given their strong cyclicality. Furthermore, in this sector, we have found that companies with little or no leverage often times provide great upside from the bottoms. Overall, we typically find industrial securities much easier to understand and value than financial companies, especially from a risk perspective.

Finally, we have observed that the strong economic environments that drive earnings substantially higher for financial companies tend to also have a similar effect on most industrial companies. As such, we believe the Fund is well positioned to capture the upside that would occur in a strong economic environment.

With just two months to go before the Fund’s three year anniversary, we want to restate the key aspects of our investment philosophy and process. We have focused on four primary criteria:

Low financial leverage: A core focus of the Fund has been to invest in companies with low financial leverage (i.e., strong balance sheets). According to Factset, as of February 28, 2014, the weighted long-term debt-to-capital ratio of the 68 equity holdings in the Fund is 17.28% compared to 33.20% for the Index. Moreover, our research shows that the combined companies in the Fund, on a weighted basis, have almost no net-debt when adjusting for the cash on their balance sheets.

High operating leverage: We have focused on companies that we believe are significantly under-earning their potential. Thus, many of these companies we believe have potential for margin expansion.

Wide historical valuation range: We have focused our attention on buying companies with low multiples of tangible book and enterprise value-to-sales when applied to cycle-low fundamentals. Our sell targets have typically been based on forecasted full-cycle financials and recovery-level multiples.

Structurally-sound industries: We have focused on buying companies in what we believe are out-of-favor industries during their cyclical troughs. We pay special attention to differentiate between cyclicality and the structural direction of industries and end markets. Unrecognized, structurally-broken industries are, in our view, the biggest source of disappointment for value investors.

A Final Thought: In evaluating, comparing, and contrasting various elements of the Fund against the Index, it is important to remember that the Fund’s buying and selling decisions are always done on a discreet, ‘bottom-up’ analysis of an individual business. There is no predetermined percentage of what type or what size of company should be owned. Rather, each company is examined on an absolute basis to determine its intrinsic value and then assigned an appropriate buying price that provides what we believe is a margin of safety to protect investors’ capital. Furthermore, determining what we believe to be the intrinsic value of the company will allow us to determine a selling price that we believe will harvest potential gains for the Fund.

CM Advisors Fixed Income Fund (symbol: CMFIX)
For the fiscal year ended February 28, 2014, CM Advisors Fixed Income Fund (the “Fund”) returned 0.71% versus 0.15% for its benchmark, the Barclays U.S. Aggregate Index (the “Index”). The primary reason for the outperformance was the shorter duration of the portfolio versus the longer duration of the Index during a period when intermediate and longer-term interest rates increased. For the three-period ended February 28, 2014, the Fund generated an average annualized return of 2.94% versus 3.83% for the Index. Since inception, March 24, 2006, through February 28, 2014, the Fund has generated an average annualized return of 6.16% versus 5.14% for the Index.

Over the course of the fiscal year, we found few opportunities in corporate bonds that fit our buy criteria. At present, the Fund’s portfolio can generally be described as one of short duration with high credit quality. The short duration of the portfolio helped us to sidestep larger principal losses suffered by the bond market when the Federal Reserve announced it was going to reduce its tapering of QE3 in early May 2013.

From early May to early September 2013, the shorter end of the Treasury yield curve remained relatively stable. However, intermediate and longer-term Treasury rates increased dramatically over this time period. For example, the 10-year Treasury yield increased over 125 basis points as this yield went from 1.6% to nearly 3% in a little over three months. The 10-year Treasury yield then traded between about 2.5% and 3.0% for the remainder of the year. In general, Moody’s BAA investment grade bond spreads began the fiscal year in a relatively narrow range, but widened about 25 basis points due to the tapering announcement before returning to the general trend of a narrowing spread for the remainder of the year.

The cash equivalent holdings (i.e. money market funds and U.S. Treasury bills) decreased from 38.3% of Fund assets on February 28, 2013, to 25.7% of Fund assets on February 28, 2014. A portion of the money was reinvested into intermediate Treasury bonds when the 10-year Treasury yields were near their highs for the year.

The Fund has the ability to invest in any fixed income security meeting our investment criteria, although it has been primarily invested in U.S. corporate bonds and U.S. Treasury securities of varying maturities. As of February 28, 2014, Fund assets were invested as follows: 35.0% corporate bonds, 23.9% short-term Treasury bonds, 14.6% intermediate-term Treasury bonds and 25.7% in cash, cash equivalents and Treasury bills. To gain further insight into the Fund’s portfolio characteristics, the table below highlights its weighted-average characteristics as of February 28, 2014:

•	Average current yield: 2.94%

•	Average maturity: 3.65 years

•	Average coupon: 3.24

•	Average duration: 3.16 years

•	Number of issues: 81

•	SEC 30-day yield (as of February 28, 2014): 0.73%

At this time, we have a corporate bond market environment with narrow credit spreads that provides us with few investment opportunities in corporate bonds. If exceptionally high profit margins come under pressure, as usually observed in an economic downturn in the business cycle, we would likely take advantage of the investments in our buy zone as spreads should widen, as well as extend the duration of the portfolio. Due to excess liquidity in bank reserves provided by the Federal Reserve, risks of higher inflation remains a major concern for us over the intermediate term. We believe purchasing in our buy zone provides us with a margin of safety and remains both our best offensive and defensive investment strategy as we navigate through a difficult market environment.

From all of us at the CM Advisors Family of Funds, we appreciate your trust and confidence.

Sincerely,
CM Fund Advisors

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the CM Advisors Family of Funds (the “Funds”) and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

All investments carry risks, and investment in the Funds’ is no exception. No investment strategy works all the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in the Funds. Investments in the Funds are also subject to the following risks: market risk, interest rate risk, management style risk, business and sector risk, small cap risk, other investment companies risk and credit risk. More information about these risks and other risks can be found in the Funds’ prospectus.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.cmadvisorsfunds.com or by calling Shareholder Services at 1-888-859-5856. The prospectus should be read carefully before investing. The Funds are distributed by Ultimus Fund Distributors, LLC.

CM Advisors Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $250,000 Investment in
CM Advisors Fund and the Russell 3000® Value Index

Average Annual Total Returns (for the periods ended February 28, 2014)
	1 Year	5 Years	10 years	Since Inception(a)
CM Advisors Fund - Class I	15.64%	19.46%	4.61%	4.95%
CM Advisors Fund - Class R	15.22%	N/A	N/A	10.67%
Russell 3000® Value Index	23.65%	23.34%	7.30%	9.22%(b)

(a)	Commencement of operations for Class I shares was May 13, 2003. Commencement of operations for Class R shares was July 8, 2011.

(b)	Represents the period from May 13, 2003 (date of commencement of operations of Class I shares) through February 28, 2014.

This graph depicts the performance of CM Advisors Fund Class I shares (the “Fund”) versus the Russell 3000® Value Index for the 10 years ended February 28, 2014. The graph assumes an initial $250,000 investment and that any dividends or capital gain distributions are reinvested in shares of the Fund. The Fund charges a redemption fee of 1% of the amount redeemed on redemptions of Fund shares occurring within 180 days following the purchase of such shares. No redemption fee, however, will be imposed on the exchange of shares of the Fund for shares of another Fund within the Trust. In addition, the graph above represents performance of Class I shares only, which will vary from the performance of Class R shares to the extent the classes do not have the same expenses or inception dates. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Small Cap Value Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $250,000 Investment in
CM Advisors Small Cap Value Fund versus the Russell 2000® Value Index

Average Annual Total Returns (for the periods ended February 28, 2014)
	1 Year	Since Inception(a)
CM Advisors Small Cap Value Fund - Class I	20.53%	12.77%
CM Advisors Small Cap Value Fund - Class C	19.30%	11.60%
CM Advisors Small Cap Value Fund - Class R	20.28%	12.48%
Russell 2000® Value Index	26.19%	13.46%(b)

(a)	Commencement of operations for Class I shares was April 15, 2011. Commencement of operations for Class C and Class R shares was July 8, 2011.

(b)	Represents the period from April 15, 2011 (date of commencement of operations for Class I shares) through February 28, 2014.

This graph depicts the performance of CM Advisors Small Cap Value Fund Class I shares (the “Fund”) versus the Russell 2000® Value Index. The graph assumes an initial $250,000 investment at April 15, 2011 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. The Fund charges a redemption fee of 1% of the amount redeemed on redemptions of Fund shares occurring within 180 days following the purchase of such shares. No redemption fee, however, will be imposed on the exchange of shares of the Fund for shares of another Fund within the Trust. In addition, the graph above represents performance of Class I shares only, which will vary from the performance of Class C and Class R shares to the extent the classes do not have the same expenses or inception dates. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Fixed Income Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in CM Advisors Fixed Income Fund versus the
Barclays U.S. Aggregate Index

Average Annual Total Returns (for the periods ended February 28, 2014)
	1 Year	5 Years	Since Inception(a)
CM Advisors Fixed Income Fund	0.71%	6.07%	6.16%
Barclays U.S. Aggregate Index	0.15%	5.13%	5.14%

(a)	Commencement of operations was March 24, 2006.

This graph depicts the performance of CM Advisors Fixed Income Fund (the “Fund”) versus the Barclays U.S. Aggregate Index. The graph assumes an initial $10,000 investment at March 24, 2006 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Fund
Supplementary Portfolio Information
February 28, 2014 (Unaudited)

Asset and Sector Allocation
(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Jacobs Engineering Group, Inc.	4.6%
Corning, Inc.	4.1%
Wells Fargo & Company	3.3%
Berkshire Hathaway, Inc. - Class B	3.2%
Layne Christensen Company	3.2%
Orion Marine Group, Inc.	3.2%
Newmont Mining Corporation	2.7%
Astec Industries, Inc.	2.5%
Unit Corporation	2.0%
Microsoft Corporation	2.0%

CM Advisors Small Cap Value Fund
Supplementary Portfolio Information
February 28, 2014 (Unaudited)

Asset and Sector Allocation*
(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Core-Mark Holding Company, Inc.	3.5%
Maxwell Technologies, Inc.	3.4%
Orion Marine Group, Inc.	3.1%
Key Energy Services, Inc.	2.9%
Powell Industries, Inc.	2.8%
Astec Industries, Inc.	2.6%
Granite Construction, Inc.	2.5%
Innovative Solutions & Support, Inc.	2.5%
Unit Corporation	2.3%
Dynamic Materials Corporation	2.2%

CM Advisors Fixed Income Fund
Supplementary Portfolio Information
February 28, 2014 (Unaudited)

Asset and Sector Allocation*
(% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
U.S. Treasury Notes, 2.50%, due 04/30/15	8.0%
U.S. Treasury Notes, 0.75%, due 12/31/17	7.7%
U.S. Treasury Notes, 2.375%, due 12/31/20	5.0%
U.S. Treasury Notes, 2.75%, due 11/15/23	4.9%
U.S. Treasury Notes, 2.00%, due 07/31/20	4.7%
U.S. Treasury Notes, 4.625%, due 02/15/17	4.3%
U.S. Treasury Notes, 0.375%, due 01/15/16	3.9%
Great Lakes Dredge & Dock Company, 7.375%, due 02/01/19	1.4%
Alcoa, Inc., 5.87%, due 02/23/22	1.0%
Rowan Companies, Inc., 7.875%, due 08/01/19	0.9%

CM Advisors Fund
Schedule of Investments
February 28, 2014

COMMON STOCKS — 90.3%	Shares	Value
Consumer Discretionary — 3.1%
Auto Components — 0.0% (a)
Superior Industries International, Inc.	1,690	$30,893

Distributors — 1.5%
Core-Mark Holding Company, Inc.	25,945	2,028,899

Household Durables — 1.0%
UCP, Inc. - Class A *	89,955	1,430,284

Media — 0.5%
Comcast Corporation - Class A Special	12,900	643,645
Reading International, Inc. - Class A *	4,000	29,680
		673,325
Multiline Retail — 0.1%
Target Corporation	1,190	74,423

Specialty Retail — 0.0% (a)
Staples, Inc.	3,940	53,545

Consumer Staples — 1.5%
Food & Staples Retailing — 1.5%
Tesco plc - ADR	120,655	2,001,667

Energy — 13.6%
Energy Equipment & Services — 10.3%
Dawson Geophysical Company	39,180	1,124,466
Diamond Offshore Drilling, Inc.	25,815	1,221,049
Era Group, Inc. *	42,515	1,201,049
Halliburton Company	32,935	1,877,295
Key Energy Services, Inc. *	223,800	2,023,152
McDermott International, Inc. *	188,550	1,570,622
Pacific Drilling S.A. *	7,130	77,432
Tidewater, Inc.	45,810	2,231,863
Unit Corporation *	45,185	2,774,359
		14,101,287
Oil, Gas & Consumable Fuels — 3.3%
Apache Corporation	17,450	1,383,610
Exxon Mobil Corporation	14,085	1,355,963
Hallador Energy Company	9,724	79,251
Total S.A. - ADR	26,715	1,733,803
		4,552,627

CM Advisors Fund
Schedule of Investments (Continued)

COMMON STOCKS — 90.3% (Continued)	Shares	Value
Financials — 12.2%
Capital Markets — 1.4%
Charles Schwab Corporation (The)	1,000	$26,510
Walter Investment Management Corporation *	72,980	1,864,639
		1,891,149
Commercial Banks — 3.4%
Old National Bancorp	4,590	64,398
Trustmark Corporation	2,005	48,381
Wells Fargo & Company	96,377	4,473,820
		4,586,599
Diversified Financial Services — 0.5%
PICO Holdings, Inc. *	28,595	718,020

Insurance — 6.0%
Berkshire Hathaway, Inc. - Class B *	38,190	4,421,638
Fidelity National Financial, Inc. - Class A	37,800	1,249,668
Markel Corporation *	4,396	2,540,888
		8,212,194
Thrifts & Mortgage Finance — 0.9%
Nationstar Mortgage Holdings, Inc. *	2,100	60,543
Ocwen Financial Corporation *	31,920	1,195,085
		1,255,628
Health Care — 0.8%
Biotechnology — 0.1%
Harvard Apparatus Regenerative Technology, Inc. *	25,483	128,944

Health Care Providers & Services — 0.0% (a)
InfuSystem Holdings, Inc. *	10,279	27,137
VCA Antech, Inc. *	200	6,194
		33,331
Life Sciences Tools & Services — 0.7%
Harvard Bioscience, Inc. *	201,625	983,930

Industrials — 27.7%
Aerospace & Defense — 0.5%
Innovative Solutions & Support, Inc. *	86,956	686,083

Building Products — 1.9%
Insteel Industries, Inc.	117,360	2,335,464
Masonite International Corporation *	4,415	254,746
		2,590,210
Construction & Engineering — 12.9%
Granite Construction, Inc.	45,560	1,674,786
Great Lakes Dredge & Dock Corporation *	95,545	789,202
Jacobs Engineering Group, Inc. *	104,350	6,328,827
Layne Christensen Company *	248,325	4,410,252

CM Advisors Fund
Schedule of Investments (Continued)

COMMON STOCKS — 90.3% (Continued)	Shares	Value
Industrials — 27.7% (Continued)
Construction & Engineering — 12.9% (Continued)
Orion Marine Group, Inc. *	388,115	$4,381,818
		17,584,885
Electrical Equipment — 3.1%
Emerson Electric Company	17,615	1,149,555
Encore Wire Corporation	10,170	531,789
Powell Industries, Inc.	38,490	2,622,324
		4,303,668
Machinery — 5.8%
Astec Industries, Inc.	83,623	3,363,317
Dynamic Materials Corporation	8,685	180,301
Harsco Corporation	82,550	2,073,656
L.S. Starrett Company (The) - Class A	2,349	44,020
Lydall, Inc. *	97,567	1,976,707
Omega Flex, Inc.	9,600	214,560
PMFG, Inc. *	10,083	65,943
		7,918,504
Marine — 0.1%
Kirby Corporation *	50	5,230
Matson, Inc.	3,715	89,606
		94,836
Professional Services — 1.2%
CDI Corporation	84,894	1,551,013
CTPartners Executive Search, Inc. *	13,160	92,120
Heidrick & Struggles International, Inc.	1,537	28,266
		1,671,399
Trading Companies & Distributors — 2.2%
Essex Rental Corporation *	208,286	656,101
Houston Wire & Cable Company	5,395	75,044
Lawson Products, Inc. *	143,172	2,108,924
Signature Group Holdings, Inc. *	3,395	34,289
Transcat, Inc. *	7,671	70,957
		2,945,315
Information Technology — 14.4%
Communications Equipment — 1.9%
Cisco Systems, Inc.	114,665	2,499,697
QUALCOMM, Inc.	1,590	119,711
		2,619,408
Computers & Peripherals — 0.7%
Apple, Inc.	80	42,099
EMC Corporation	3,310	87,285
Hutchinson Technology, Inc. *	221,295	805,514
		934,898

CM Advisors Fund
Schedule of Investments (Continued)

COMMON STOCKS — 90.3% (Continued)	Shares	Value
Information Technology — 14.4% (Continued)
Electronic Equipment, Instruments & Components — 8.3%
Corning, Inc.	289,690	$5,582,326
CUI Global, Inc *	101,990	890,373
Dolby Laboratories, Inc. - Class A *	550	22,677
Maxwell Technologies, Inc. *	249,405	2,548,919
Perceptron, Inc.	2,305	32,754
Vishay Precision Group, Inc. *	132,265	2,265,699
		11,342,748
Internet Software & Services — 0.0% (a)
EarthLink Holdings Corporation	9,500	37,240

IT Services — 0.00% (a)
International Business Machines Corporation	260	48,144

Semiconductors & Semiconductor Equipment — 1.5%
Intel Corporation	78,545	1,944,774
Rubicon Technology, Inc. *	7,500	96,825
		2,041,599
Software — 2.0%
Microsoft Corporation	71,670	2,745,678

Materials — 16.9%
Chemicals — 0.1%
Kraton Performance Polymers, Inc. *	2,600	72,124
Olin Corporation	935	24,488
		96,612
Metals & Mining — 16.8%
Agnico-Eagle Mines Ltd.	45,920	1,474,950
Alcoa, Inc.	138,640	1,627,633
Allied Nevada Gold Corporation *	660	3,452
Anglo American plc - ADR	4,910	62,111
AngloGold Ashanti Ltd. - ADR	56,405	991,600
Asanko Gold, Inc. *	404,820	878,459
Banro Corporation *	541,380	326,993
Compañia de Minas Buenaventura S.A. - ADR	60,545	762,867
Comstock Mining, Inc. *	1,295,865	2,591,730
Eldorado Gold Corporation	180,360	1,201,198
Gold Fields Ltd. - ADR	113,540	418,962
Hecla Mining Company	224,305	758,151
IAMGOLD Corporation	183,460	680,637
Kinross Gold Corporation	147,885	771,960
Major Drilling Group International, Inc.	100	812
Molycorp, Inc. *	65,935	344,181

CM Advisors Fund
Schedule of Investments (Continued)

COMMON STOCKS — 90.3% (Continued)	Shares	Value
Materials — 16.9% (Continued)
Metals & Mining — 16.8% (Continued)
Newmont Mining Corporation	160,810	$3,740,440
POSCO - ADR	31,730	2,111,949
Randgold Resources Ltd. - ADR	19,645	1,552,741
Rio Alto Mining Ltd. *	11,840	25,338
Seabridge Gold, Inc. *	88,295	766,401
Synalloy Corporation	10,725	146,182
Timmins Gold Corporation *	718,765	1,013,459
Yamana Gold, Inc.	73,355	736,484
		22,988,690
Telecommunication Services — 0.0% (a)
Diversified Telecommunication Services — 0.0% (a)
AT&T, Inc.	710	22,670

Utilities — 0.1%
Electric Utilities — 0.1%
Exelon Corporation	5,220	158,740

Total Common Stocks (Cost $95,640,215)		$123,588,072

CLOSED-END FUNDS — 0.5%	Shares	Value
ASA Gold & Precious Metals Ltd. (Cost $621,395)	51,310	$739,377

EXCHANGE-TRADED FUNDS — 1.2%	Shares	Value
Market Vectors® Junior Gold Miners ETF * (Cost $1,289,328)	41,850	$1,730,079

WARRANTS — 0.2%	Shares	Value
Wells Fargo & Company * (Cost $130,130)	16,900	$278,005

CM Advisors Fund
Schedule of Investments (Continued)

MONEY MARKET FUNDS — 8.2%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.01% (b) (Cost $11,162,987)	11,162,987	$11,162,987

Total Investments at Value — 100.4% (Cost $108,844,055)		$137,498,520

Liabilities in Excess of Other Assets — (0.4%)		(588,852)

Net Assets — 100.0%		$136,909,668

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of February 28, 2014.
See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund
Schedule of Investments
February 28, 2014

COMMON STOCKS — 83.5%	Shares	Value
Consumer Discretionary — 4.9%
Distributors — 3.5%
Core-Mark Holding Company, Inc.	5,800	$453,560

Household Durables — 1.0%
UCP, Inc. - Class A *	8,255	131,254

Media — 0.4%
Reading International, Inc. - Class A *	8,000	59,360

Energy — 14.1%
Energy Equipment & Services — 13.2%
Dawson Geophysical Company	6,325	181,527
Era Group, Inc. *	7,460	210,745
Key Energy Services, Inc. *	42,000	379,680
McDermott International, Inc. *	26,215	218,371
Natural Gas Services Group, Inc. *	3,220	104,650
Pacific Drilling S.A. *	12,275	133,306
Tidewater, Inc.	4,155	202,432
Unit Corporation *	4,865	298,711
		1,729,422
Oil, Gas & Consumable Fuels — 0.9%
Hallador Energy Company	14,940	121,761

Financials — 3.0%
Commercial Banks — 2.0%
Old National Bancorp	12,315	172,779
Trustmark Corporation	3,680	88,798
		261,577
Diversified Financial Services — 1.0%
PICO Holdings, Inc. *	5,100	128,061

Health Care — 1.4%
Biotechnology — 0.2%
Harvard Apparatus Regenerative Technology, Inc. *	4,037	20,427

Health Care Providers & Services — 0.4%
InfuSystem Holdings, Inc. *	20,704	54,659

Life Sciences Tools & Services — 0.8%
Harvard Bioscience, Inc. *	20,150	98,332

CM Advisors Small Cap Value Fund
Schedule of Investments (Continued)

COMMON STOCKS — 83.5% (Continued)	Shares	Value
Industrials — 38.9%
Aerospace & Defense — 2.5%
Innovative Solutions & Support, Inc. *	40,650	$320,728

Building Products — 3.7%
Insteel Industries, Inc.	13,784	274,302
Masonite International Corporation *	3,585	206,854
		481,156
Construction & Engineering — 8.9%
Granite Construction, Inc.	8,910	327,531
Great Lakes Dredge & Dock Corporation *	23,610	195,019
Layne Christensen Company *	13,475	239,316
Orion Marine Group, Inc. *	35,748	403,595
		1,165,461
Electrical Equipment — 4.1%
Encore Wire Corporation	3,294	172,243
Powell Industries, Inc.	5,400	367,902
		540,145
Machinery — 11.0%
Astec Industries, Inc.	8,465	340,462
Dynamic Materials Corporation	13,750	285,450
Harsco Corporation	10,520	264,263
L.S. Starrett Company (The) - Class A	5,499	103,051
Lydall, Inc. *	13,765	278,879
Omega Flex, Inc.	7,405	165,502
		1,437,607
Marine — 1.0%
Matson, Inc.	5,345	128,921

Professional Services — 2.5%
CDI Corporation	7,085	129,443
CTPartners Executive Search, Inc. *	24,860	174,020
Heidrick & Struggles International, Inc.	1,571	28,891
		332,354
Trading Companies & Distributors — 5.2%
Essex Rental Corporation *	20,190	63,599
Houston Wire & Cable Company	11,640	161,912
Lawson Products, Inc. *	18,755	276,261
Signature Group Holdings, Inc. *	5,825	58,833
Transcat, Inc. *	13,544	125,282
		685,887
Information Technology — 7.2%
Computers & Peripherals — 0.1%
Hutchinson Technology, Inc. *	2,069	7,531

CM Advisors Small Cap Value Fund
Schedule of Investments (Continued)

COMMON STOCKS — 83.5% (Continued)	Shares	Value
Information Technology — 7.2% (Continued)
Electronic Equipment, Instruments & Components — 6.3%
CUI Global, Inc *	9,705	$84,725
Maxwell Technologies, Inc. *	43,963	449,302
Perceptron, Inc.	5,829	82,830
Vishay Precision Group, Inc. *	11,680	200,078
		816,935
Semiconductors & Semiconductor Equipment — 0.8%
Rubicon Technology, Inc. *	7,850	101,344

Materials — 14.0%
Chemicals — 0.6%
Olin Corporation	3,200	83,808

Metals & Mining — 13.4%
Agnico-Eagle Mines Ltd.	2,360	75,803
Allied Nevada Gold Corporation *	1,135	5,936
AngloGold Ashanti Ltd. - ADR	5,375	94,493
Asanko Gold, Inc. *	74,740	162,186
Banro Corporation *	53,920	32,568
Compañia de Minas Buenaventura S.A. - ADR	10,310	129,906
Comstock Mining, Inc. *	110,810	221,620
Gold Fields Ltd. - ADR	19,905	73,449
Hecla Mining Company	59,005	199,437
IAMGOLD Corporation	17,810	66,075
Kinross Gold Corporation	14,380	75,064
Molycorp, Inc. *	11,000	57,420
Randgold Resources Ltd. - ADR	1,015	80,226
Rio Alto Mining Ltd. *	20,345	43,538
Seabridge Gold, Inc. *	8,300	72,044
Synalloy Corporation	19,529	266,180
Timmins Gold Corporation *	70,225	99,017
		1,754,962

Total Common Stocks (Cost $7,897,709)		$10,915,252

EXCHANGE-TRADED FUNDS — 1.3%	Shares	Value
Market Vectors® Junior Gold Miners ETF * (Cost $125,089)	4,060	$167,841

CM Advisors Small Cap Value Fund
Schedule of Investments (Continued)

MONEY MARKET FUNDS — 13.9%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.01% (a) (Cost $1,818,399)	1,818,399	$1,818,399

Total Investments at Value — 98.7% (Cost $9,841,197)		$12,901,492

Other Assets in Excess of Liabilities — 1.3%		168,776

Net Assets — 100.0%		$13,070,268

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of February 28, 2014.
See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Schedule of Investments
February 28, 2014

CORPORATE BONDS — 35.0%	Par Value	Value
Consumer Discretionary — 5.9%
Auto Components — 0.9%
Johnson Controls, Inc., 5.50%, due 01/15/16	$1,002,000	$1,086,762

Hotels, Restaurants & Leisure — 0.6%
Marriott International, Inc., 6.375%, due 06/15/17	400,000	455,569
Starbucks Corporation, 6.25%, due 08/15/17	300,000	349,245
		804,814
Household Durables — 0.7%
MDC Holdings, Inc., 5.625%, due 02/01/20	500,000	527,500
Newell Rubbermaid, Inc., 6.25%, due 04/15/18	185,000	213,255
Toll Brothers Finance Corporation, 5.15%, due 05/15/15	150,000	156,375
		897,130
Media — 2.7%
Comcast Corporation,
5.90%, due 03/15/16	914,000	1,006,882
6.30%, due 11/15/17	200,000	234,956
5.70%, due 05/15/18	400,000	462,712
DIRECTV Holdings LLC, 3.55%, due 03/15/15	1,042,000	1,071,537
McGraw-Hill Companies, Inc. (The), 5.90%, due 11/15/17	200,000	220,317
Tele-Communications, Inc., 10.125%, due 04/15/22	300,000	414,085
		3,410,489
Multiline Retail — 0.5%
Kohl's Corporation,
6.25%, due 12/15/17	500,000	580,579
6.00%, due 01/15/33	100,000	107,573
		688,152
Specialty Retail — 0.5%
Home Depot, Inc. (The), 5.40%, due 03/01/16	600,000	657,164

Consumer Staples — 2.0%
Beverages — 1.0%
Coca-Cola Company (The), 5.35%, due 11/15/17	770,000	884,348
PepsiCo, Inc., 5.00%, due 06/01/18	300,000	339,768
		1,224,116
Household Products — 0.3%
Clorox Company (The), 3.55%, due 11/01/15	335,000	350,372

Personal Products — 0.7%
Avon Products, Inc., 6.50%, due 03/01/19	840,000	930,854

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)

CORPORATE BONDS — 35.0% (Continued)	Par Value	Value
Energy — 4.0%
Energy Equipment & Services — 2.2%
Rowan Companies, Inc., 7.875%, due 08/01/19	$910,000	$1,107,407
Transocean, Inc., 7.375%, due 04/15/18	855,000	993,535
Weatherford International Ltd.,
6.35%, due 06/15/17	370,000	420,226
6.00%, due 03/15/18	300,000	341,082
		2,862,250
Oil, Gas & Consumable Fuels — 1.8%
Peabody Energy Corporation, 7.375%, due 11/01/16	882,000	994,455
Valero Energy Corporation,
4.50%, due 02/01/15	195,000	201,974
6.125%, due 06/15/17	570,000	655,464
10.50%, due 03/15/39	250,000	387,252
		2,239,145
Financials — 1.4%
Commercial Banks — 0.4%
Wells Fargo & Company, 5.625%, due 12/11/17	500,000	574,934

Consumer Finance — 1.0%
American Express Company,
7.00%, due 03/19/18	800,000	963,371
8.125%, due 05/20/19	200,000	257,301
		1,220,672
Health Care — 1.2%
Health Care Providers & Services — 0.7%
UnitedHealth Group, Inc., 6.00%, due 02/15/18	800,000	927,652

Pharmaceuticals — 0.5%
Johnson & Johnson, 5.15%, due 07/15/18	570,000	658,241

Industrials — 10.2%
Aerospace & Defense — 0.2%
United Technologies Corporation, 5.375%, due 12/15/17	200,000	229,740

Building Products — 0.6%
Masco Corporation,
6.125%, due 10/03/16	300,000	333,000
5.85%, due 03/15/17	400,000	441,000
		774,000
Commercial Services & Supplies — 1.0%
Pitney Bowes, Inc., 5.75%, due 09/15/17	200,000	223,857
Waste Management, Inc., 6.375%, due 03/11/15	978,000	1,034,072
		1,257,929

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)

CORPORATE BONDS — 35.0% (Continued)	Par Value	Value
Industrials — 10.2% (Continued)
Communications Equipment — 0.8%
Juniper Networks, Inc., 3.10%, due 03/15/16	$1,007,000	$1,039,971

Containers & Packaging — 0.8%
Bemis Company, Inc., 5.65%, due 08/01/14	1,022,000	1,043,693

Electrical Equipment — 0.7%
Eaton Corporation, 8.10%, due 08/15/22	150,000	194,074
Emerson Electric Company, 5.25%, due 10/15/18	570,000	647,386
		841,460
Health Care Providers & Services — 0.9%
Laboratory Corporation of America Holdings, 3.125%, due 05/15/16	1,038,000	1,082,625

Industrial — 1.4%
Great Lakes Dredge & Dock Company, 7.375%, due 02/01/19	1,705,000	1,781,725

Machinery — 0.8%
Dover Corporation, 5.45%, due 03/15/18	115,000	131,518
Harsco Corporation, 2.70%, due 10/15/15	885,000	895,392
		1,026,910
Road & Rail — 2.5%
Canadian Pacific Railroad Company, 7.25%, due 05/15/19	790,000	963,438
CSX Corporation, 6.25%, due 03/15/18	500,000	583,068
Norfolk Southern Corporation, 5.75%, due 01/15/16	947,000	1,030,547
Ryder System, Inc., 3.15%, due 03/02/15	454,000	465,177
Union Pacific Corporation, 5.70%, due 08/15/18	200,000	231,579
		3,273,809
Semiconductors & Semiconductor Equipment — 0.5%
Applied Materials, Inc., 2.65%, due 06/15/16	633,000	656,089

Information Technology — 3.5%
Electronic Equipment, Instruments & Components — 1.0%
Avnet, Inc., 6.625%, due 09/15/16	500,000	559,940
Corning, Inc.,
6.85%, due 03/01/29	100,000	121,609
7.25%, due 08/15/36	500,000	602,760
		1,284,309
IT Services — 1.7%
International Business Machines Corporation, 7.625%, due 10/15/18	420,000	525,418

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)

CORPORATE BONDS — 35.0% (Continued)	Par Value	Value
Information Technology — 3.5% (Continued)
IT Services — 1.7% (Continued)
Western Union Company (The),
5.93%, due 10/01/16	$600,000	$666,889
6.20%, due 11/17/36	1,025,000	1,011,800
		2,204,107
Software — 0.8%
Intuit, Inc., 5.75%, due 03/15/17	946,000	1,065,895

Materials — 6.3%
Chemicals — 1.0%
Cytec Industries, Inc., 8.95%, due 07/01/17	650,000	779,233
E.I. du Pont de Nemours and Company, 6.00%, due 07/15/18	475,000	555,006
		1,334,239
Construction Materials — 0.5%
Vulcan Materials Company, 7.50%, due 06/15/21	500,000	583,750

Metals & Mining — 4.8%
Alcoa, Inc.,
5.72%, due 02/23/19	800,000	872,253
5.87%, due 02/23/22	1,200,000	1,279,241
Allegheny Technologies, Inc., 9.375%, due 06/01/19	355,000	435,085
ArcelorMittal, 5.00%(a), due 02/25/17	960,000	1,026,000
Commercial Metals Company,
6.50%, due 07/15/17	420,000	470,400
7.35%, due 08/15/18	230,000	263,063
Nucor Corporation, 5.85%, due 06/01/18	300,000	342,485
Reliance Steel & Aluminum Company, 6.20%, due 11/15/16	360,000	396,410
Southern Copper Corporation, 6.375%, due 07/27/15	972,000	1,040,137
		6,125,074
Utilities — 0.5%
Multi-Utilities — 0.5%
Consolidated Edison Company of New York, Inc., 5.85%, due 04/01/18	570,000	661,422

Total Corporate Bonds (Cost $41,058,452)		$44,799,494

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)

U.S. GOVERNMENT OBLIGATIONS — 55.7%	Par Value	Value
U.S. Treasury Bills (b) — 17.2%
0.045%, due 04/03/14	$12,000,000	$11,999,712
0.075%, due 08/21/14	10,000,000	9,996,440
		21,996,152
U.S. Treasury Notes — 38.5%
2.50%, due 04/30/15	10,000,000	10,272,270
0.375%, due 01/15/16	5,000,000	5,007,225
4.625%, due 02/15/17	5,000,000	5,572,655
0.75%, due 12/31/17	10,000,000	9,875,000
2.00%, due 07/31/20	6,000,000	6,013,128
2.375%, due 12/31/20	6,250,000	6,365,237
2.75%, due 11/15/23	6,250,000	6,314,450
		49,419,965
Total U.S. Government Obligations (Cost $71,088,295)		$71,416,117

CLOSED-END FUNDS — 0.8%	Shares	Value
Pioneer High Income Trust	13,600	$240,176
Western Asset Managed High Income Fund, Inc.	122,153	712,152
Total Closed-End Funds (Cost $855,726)		$952,328

MONEY MARKET FUNDS — 7.5%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.01% (c) (Cost $9,665,408)	9,665,408	$9,665,408

Total Investments at Value — 99.0% (Cost $122,667,881)		$126,833,347

Other Assets in Excess of Liabilities — 1.0%		1,333,153

Net Assets — 100.0%		$128,166,500

(a)	Variable rate security. The rate shown is the effective interest rate as of February 28, 2014.
(b)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
(c)	The rate shown is the 7-day effective yield as of February 28, 2014.
See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Assets and Liabilities
February 28, 2014

	CM Advisors Fund	CM Advisors Small Cap Value Fund
ASSETS
Investments in securities:
At cost	$108,844,055	$9,841,197
At value (Note 2)	$137,498,520	$12,901,492
Dividends receivable	168,243	7,535
Receivable for investment securities sold	—	410,167
Receivable for capital shares sold	11,229	1,350
Receivable from Advisor (Note 5)	—	16,587
Other assets	20,362	10,827
TOTAL ASSETS	137,698,354	13,347,958

LIABILITIES
Payable for investment securities purchased	648,975	266,449
Payable to Advisor (Note 5)	98,600	—
Accrued distribution fees (Note 5)	37	124
Payable to administrator (Note 5)	17,723	8,346
Other accrued expenses	23,351	2,771
TOTAL LIABILITIES	788,686	277,690

NET ASSETS	$136,909,668	$13,070,268

Net assets consist of:
Paid-in capital	$137,204,332	$9,122,528
Accumulated net investment loss	(137,825)	(61,783)
Accumulated net realized gains (losses) from security transactions	(28,811,304)	949,228
Net unrealized appreciation on investments	28,654,465	3,060,295
Net assets	$136,909,668	$13,070,268

See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Assets and Liabilities (Continued)
February 28, 2014

	CM Advisors Fund	CM Advisors Small Cap Value Fund
PRICING OF CLASS I SHARES
Net assets applicable to Class I shares	$136,714,489	$12,789,907
Class I shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	9,991,406	991,767
Net asset value, redemption price and offering price per share (a)	$13.68	$12.90

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares		$133,685
Class C shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)		10,541
Net asset value, redemption price and offering price per share (a)		$12.68

PRICING OF CLASS R SHARES
Net assets applicable to Class R shares	$195,179	$146,676
Class R shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	14,324	11,408
Net asset value, redemption price and offering price per share (a)	$13.63	$12.86

(a)	Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 2).
See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Assets and Liabilities (Continued)
February 28, 2014

CM Advisors Fixed Income Fund
ASSETS
Investments in securities:
At cost	$122,667,881
At value (Note 2)	$126,833,347
Dividends and interest receivable	812,630
Receivable for investment securities sold	573,750
Receivable for capital shares sold	250
Other assets	28,752
TOTAL ASSETS	128,248,729

LIABILITIES
Payable to Advisor (Note 5)	49,129
Payable to administrator (Note 5)	12,341
Other accrued expenses	20,759
TOTAL LIABILITIES	82,229

NET ASSETS	$128,166,500

Net assets consist of:
Paid-in capital	$123,418,747
Undistributed net investment income	286,188
Accumulated net realized gains from security transactions	296,099
Net unrealized appreciation on investments	4,165,466
Net assets	$128,166,500

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	11,070,143

Net asset value, redemption price and offering price per share	$11.58

See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Operations
Year Ended February 28, 2014

	CM Advisors Fund	CM Advisors Small Cap Value Fund
INVESTMENT INCOME
Dividends	$1,637,481	$101,706
Foreign tax witholding	(33,442)	(29)
TOTAL INVESTMENT INCOME	1,604,039	101,677

EXPENSES
Investment advisory fees (Note 5)	1,306,794	119,940
Administration fees (Note 5)	104,539	24,000
Fund accounting fees (Note 5)	79,068	37,198
Registration and filing fees	35,620	43,989
Professional fees	40,919	36,152
Transfer agent fees (Note 5)	36,653	39,000
Trustees’ fees and expenses (Note 5)	44,710	22,272
Custody and bank service fees	14,187	5,937
Postage and supplies	12,698	5,995
Printing of shareholder reports	9,265	6,155
Insurance expense	11,238	1,367
Compliance support services fees	4,159	382
Pricing fees	3,064	1,091
Distributor service fees (Note 5)	2,000	2,000
Distribution fees (Note 5)	476	1,829
Other expenses	14,253	11,670
TOTAL EXPENSES	1,719,643	358,977
Advisory fees waived and/or expenses reimbursed by Advisor (Note 5)	(27,040)	(207,223)
NET EXPENSES	1,692,603	151,754

NET INVESTMENT LOSS	(88,564)	(50,077)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	11,184,104	1,350,644
Net change in unrealized appreciation/ depreciation on investments	7,814,339	970,844

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	18,998,443	2,321,488

NET INCREASE IN NET ASSETS FROM OPERATIONS	$18,909,879	$2,271,411

See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Operations (Continued)
Year Ended February 28, 2014

CM Advisors Fixed Income Fund
INVESTMENT INCOME
Dividends	$78,781
Interest	2,349,007
TOTAL INVESTMENT INCOME	2,427,788

EXPENSES
Investment advisory fees (Note 5)	605,906
Administration fees (Note 5)	96,995
Registration and filing fees	46,855
Trustees’ fees and expenses (Note 5)	42,458
Fund accounting fees (Note 5)	36,123
Professional fees	32,086
Transfer agent fees (Note 5)	18,000
Pricing fees	14,616
Custody and bank service fees	10,999
Insurance expense	9,749
Postage and supplies	7,901
Printing of shareholder reports	4,564
Compliance support services fees	3,859
Distributor service fees (Note 5)	2,000
Other expenses	11,837
TOTAL EXPENSES	943,948

NET INVESTMENT INCOME	1,483,840

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	326,662
Net change in unrealized appreciation/depreciation on investments	(815,142)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(488,480)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$995,360

See accompanying notes to financial statements.

CM Advisors Fund
Statements of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013
FROM OPERATIONS
Net investment income (loss)	$(88,564)	$496,048
Net realized gains from security transactions	11,184,104	7,898,495
Net change in unrealized appreciation/ depreciation on investments	7,814,339	5,131,483
Net increase in net assets from operations	18,909,879	13,526,026

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class I	—	(529,105)
From net investment income, Class R	—	(237)
In excess of net investment income, Class I	—	(49,883)
In excess of net investment income, Class R	—	(24)
Decrease in net assets from distributions to shareholders	—	(579,249)

FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
CLASS I
Proceeds from shares sold	14,650,853	8,995,868
Net asset value of shares issued in reinvestment of distributions to shareholders	—	554,226
Proceeds from redemption fees collected (Note 2)	638	4,978
Payments for shares redeemed	(22,242,762)	(25,529,564)
Net decrease in net assets from Class I share transactions	(7,591,271)	(15,974,492)

CLASS C
Payments for shares redeemed	—	(100,069)

CLASS R
Proceeds from shares sold	41,488	38,100
Net asset value of shares issued in reinvestment of distributions to shareholders	—	261
Proceeds from redemption fees collected (Note 2)	158	204
Payments for shares redeemed	(26,831)	(20,464)
Net increase in net assets from Class R share transactions	14,815	18,101

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,333,423	(3,109,683)

NET ASSETS
Beginning of year	125,576,245	128,685,928
End of year	$136,909,668	$125,576,245

ACCUMULATED NET INVESTMENT LOSS	$(137,825)	$(49,907)

See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund
Statements of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013
FROM OPERATIONS
Net investment income (loss)	$(50,077)	$127,744
Net realized gains from security transactions	1,350,644	514,789
Net change in unrealized appreciation/ depreciation on investments	970,844	1,055,265
Net increase in net assets from operations	2,271,411	1,697,798

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class I	—	(117,397)
From net investment income, Class C	—	(360)
From net investment income, Class R	—	(3,299)
In excess of net investment income, Class I	—	(14,364)
In excess of net investment income, Class C	—	(44)
In excess of net investment income, Class R	—	(404)
From net realized gains, Class I	(597,655)	(134,524)
From net realized gains, Class C	(6,387)	(1,390)
From net realized gains, Class R	(6,435)	(4,356)
Decrease in net assets from distributions to shareholders	(610,477)	(276,138)

FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
CLASS I
Proceeds from shares sold	523,136	636,850
Net asset value of shares issued in reinvestment of distributions to shareholders	597,655	266,285
Proceeds from redemption fees collected (Note 2)	63	—
Payments for shares redeemed	(1,031,721)	(125,061)
Net increase in net assets from Class I share transactions	89,133	778,074

CLASS C
Net asset value of shares issued in reinvestment of distributions to shareholders	6,387	1,794

CLASS R
Proceeds from shares sold	16,466	193,836
Net asset value of shares issued in reinvestment of distributions to shareholders	6,435	8,059
Proceeds from redemption fees collected (Note 2)	—	30
Payments for shares redeemed	(270,134)	(25,516)
Net increase (decrease) in net assets from Class R share transactions	(247,233)	176,409

TOTAL INCREASE IN NET ASSETS	1,509,221	2,377,937

NET ASSETS
Beginning of year	11,561,047	9,183,110
End of year	$13,070,268	$11,561,047

ACCUMULATED NET INVESTMENT LOSS	$(61,783)	$(14,811)

See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Statements of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013
FROM OPERATIONS
Net investment income	$1,483,840	$1,402,268
Net realized gains from security transactions	326,662	1,155,781
Net change in unrealized appreciation/ depreciation on investments	(815,142)	(790,561)
Net increase in net assets from operations	995,360	1,767,488

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,430,770)	(1,420,276)
From net realized gains	(41,229)	(1,145,115)
Decrease in net assets from distributions to shareholders	(1,471,999)	(2,565,391)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	32,216,395	43,501,960
Net asset value of shares issued in reinvestment of distributions to shareholders	1,282,937	2,288,585
Proceeds from redemption fees collected (Note 2)	—	6,328
Payments for shares redeemed	(12,848,790)	(31,323,604)
Net increase in net assets from capital share transactions	20,650,542	14,473,269

TOTAL INCREASE IN NET ASSETS	20,173,903	13,675,366

NET ASSETS
Beginning of year	107,992,597	94,317,231
End of year	$128,166,500	$107,992,597

UNDISTRIBUTED NET INVESTMENT INCOME	$286,188	$233,118

CAPITAL SHARE ACTIVITY
Shares sold	2,793,507	3,710,832
Shares reinvested	111,577	196,400
Shares redeemed	(1,114,623)	(2,660,687)
Net increase in shares outstanding	1,790,461	1,246,545
Shares outstanding, beginning of year	9,279,682	8,033,137
Shares outstanding, end of year	11,070,143	9,279,682

See accompanying notes to financial statements.

CM Advisors Fund
Class I
Financial Highlights

Per share data for a Class I share outstanding throughout each year:

	Years Ended
	February 28, 2014		February 28, 2013		February 29, 2012	February 28, 2011	February 28, 2010
Net asset value at beginning of year	$11.83		$10.65		$10.56	$8.95	$5.71

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.05		0.02	0.04	0.03
Net realized and unrealized gains on investments	1.86		1.18		0.10	1.61	3.24
Total from investment operations	1.85		1.23		0.12	1.65	3.27

Less distributions:
Dividends from net investment income	—		(0.05)		(0.03)	(0.04)	(0.03)
Distributions in excess of net investment income	—		(0.00	)(a)	—	—	—
Total distributions	—		(0.05)		(0.03)	(0.04)	(0.03)

Proceeds from redemption fees collected (Note 2)	0.00	(a)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$13.68		$11.83		$10.65	$10.56	$8.95

Total return (b)	15.64%		11.61%		1.11%	18.43%	57.39%

Ratios and supplemental data:
Net assets at end of year (000's)	$136,714		$125,422		$128,461	$142,659	$146,190

Ratio of total expenses to average net assets	1.29%		1.31%		1.53%	1.52%	1.50%

Ratio of net expenses to average net assets (c)	1.29%		1.31%		1.50%	1.50%	1.49%

Ratio of net investment income (loss) to average net assets (c)	(0.07%	)	0.40%		0.18%	0.39%	0.41%

Portfolio turnover rate	34%		32%		45%	15%	19%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after investment advisory fee waivers and/or expense reimbursements (Note 5).
See accompanying notes to financial statements.

CM Advisors Fund
Class R
Financial Highlights

Per share data for a Class R share outstanding throughout each period:

	Year Ended February 28, 2014		Year Ended February 28, 2013		Period Ended February 29, 2012(a)
Net asset value at beginning of period	$11.83		$10.64		$10.45

Income (loss) from investment operations:
Net investment income (loss)	(0.07)		(0.00	)(b)	0.01
Net realized and unrealized gains on investments	1.86		1.19		0.19
Total from investment operations	1.79		1.19		0.20

Less distributions:
Distributions from net investment income	—		(0.02)		(0.01)
Distributions in excess of net investment income	—		(0.00	)(b)	—
Total distributions	—		(0.02)		(0.01)

Proceeds from redemption fees collected (Note 2)	0.01		0.02		—

Net asset value at end of period	$13.63		$11.83		$10.64

Total return (c)	15.22%		11.38%		1.88%	(d)

Ratios and supplemental data:
Net assets at end of period (000’s)	$195		$155		$123

Ratio of total expenses to average net assets	15.95%		24.80%		30.63%	(e)

Ratio of net expenses to average net assets (f)	1.75%		1.75%		1.75%	(e)

Ratio of net investment income (loss) to average net assets (f)	(0.52%	)	(0.04%	)	0.07%	(e)

Portfolio turnover rate	34%		32%		45%	(d)(g)

(a)	Represents the period from commencement of operations (July 8, 2011) through February 29, 2012.
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after investment advisory fee waivers and expense reimbursements (Note 5).
(g)	Represents the year ended February 29, 2012.
See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund
Class I
Financial Highlights

Per share data for a Class I share outstanding throughout each period:

	Year Ended February 28, 2014		Year Ended February 28, 2013	Period Ended February 29, 2012(a)
Net asset value at beginning of period	$11.25		$9.84	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.05	)(b)	0.13	0.02
Net realized and unrealized gains (losses) on investments	2.34		1.56	(0.05)
Total from investment operations	2.29		1.69	(0.03)

Less distributions:
Dividends from net investment income	—		(0.12)	(0.01)
Distributions in excess of net investment income	—		(0.02)	—
Distributions from net realized gains	(0.64)		(0.14)	(0.12)
Total distributions	(0.64)		(0.28)	(0.13)

Proceeds from redemption fees collected (Note 2)	0.00	(c)	—	0.00	(c)

Net asset value at end of period	$12.90		$11.25	$9.84

Total return (d)	20.53%		17.42%	(0.17%	)(e)

Ratios and supplemental data:
Net assets at end of period (000’s)	$12,790		$11,094	$8,953

Ratio of total expenses to average net assets	2.56%		2.92%	4.35%	(f)

Ratio of net expenses to average net assets (g)	1.25%		1.25%	1.25%	(f)

Ratio of net investment income (loss) to average net assets (g)	(0.40%	)	1.32%	0.09%	(f)

Portfolio turnover rate	42%		44%	44%	(e)

(a)	Represents the period from commencement of operations (April 15, 2011) through February 29, 2012.
(b)	Net investment loss per share is based on average shares outstanding during the year.
(c)	Amount rounds to less than $0.01 per share.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after investment advisory fee waivers and expense reimbursements (Note 5).
See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund
Class C
Financial Highlights

Per share data for a Class C share outstanding throughout each period:

	Year Ended February 28, 2014		Year Ended February 28, 2013		Period Ended February 29, 2012(a)
Net asset value at beginning of period	$11.18		$9.79		$10.29

Income (loss) from investment operations:
Net investment income (loss)	(0.17	)(b)	0.03		(0.06)
Net realized and unrealized gains (losses) on investments	2.31		1.54		(0.32)
Total from investment operations	2.14		1.57		(0.38)

Less distributions:
Dividends from net investment income	—		(0.04)		—
Distributions in excess of net investment income	—		(0.00	)(c)	—
Distributions from net realized gains	(0.64)		(0.14)		(0.12)
Total distributions	(0.64)		(0.18)		(0.12)

Net asset value at end of period	$12.68		$11.18		$9.79

Total return (d)	19.30%		16.22%		(3.60%	)(e)

Ratios and supplemental data:
Net assets at end of period (000’s)	$134		$112		$96

Ratio of total expenses to average net assets	24.81%		30.80%		34.77%	(f)

Ratio of net expenses to average net assets (g)	2.25%		2.25%		2.25%	(f)

Ratio of net investment income (loss) to average net assets (g)	(1.40%	)	0.32%		(0.96%	)(f)

Portfolio turnover rate	42%		44%		44%	(e)(h)

(a)	Represents the period from commencement of operations (July 8, 2011) through February 29, 2012.
(b)	Net investment loss per share is based on average shares outstanding during the year.
(c)	Amount rounds to less than $0.01 per share.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after investment advisory fee waivers and expense reimbursements (Note 5).
(h)	Represents the period from April 15, 2011 (the commencement of operations of Class I shares) through February 29, 2012.
See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund
Class R
Financial Highlights

Per share data for a Class R share outstanding throughout each period:

	Year Ended February 28, 2014		Year Ended February 28, 2013	Period Ended February 29, 2012(a)
Net asset value at beginning of period	$11.24		$9.84	$10.29

Income (loss) from investment operations:
Net investment income (loss)	(0.08	)(b)	0.11	(0.01)
Net realized and unrealized gains (losses) on investments	2.34		1.55	(0.32)
Total from investment operations	2.26		1.66	(0.33)

Less distributions:
Dividends from net investment income	—		(0.11)	—
Distributions in excess of net investment income	—		(0.01)	—
Distributions from net realized gains	(0.64)		(0.14)	(0.12)
Total distributions	(0.64)		(0.26)	(0.12)

Proceeds from redemption fees collected (Note 2)	—		0.00 (c)	—

Net asset value at end of period	$12.86		$11.24	$9.84

Total return (d)	20.28%		17.11%	(3.11%	)(e)

Ratios and supplemental data:
Net assets at end of period (000’s)	$147		$355	$134

Ratio of total expenses to average net assets	12.76%		13.17%	33.38%	(f)

Ratio of net expenses to average net assets (g)	1.50%		1.50%	1.50%	(f)

Ratio of net investment income (loss) to average net assets (g)	(0.65%	)	1.16%	(0.23%	)(f)

Portfolio turnover rate	42%		44%	44%	(e)(h)

(a)	Represents the period from commencement of operations (July 8, 2011) through February 29, 2012.
(b)	Net investment loss per share is based on average shares outstanding during the year.
(c)	Amount rounds to less than $0.01 per share.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after investment advisory fee waivers and expense reimbursements (Note 5).
(h)	Represents the period from April 15, 2011 (the commencement of operations of Class I shares) through February 29, 2012.
See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Financial Highlights

Per share data for a share outstanding throughout each year:

	Years Ended
	February 28, 2014		February 28, 2013	February 29, 2012	February 28, 2011	February 28, 2010
Net asset value at beginning of year	$11.64		$11.74	$11.51	$11.14	$9.99

Income (loss) from investment operations:
Net investment income	0.14		0.17	0.20	0.24	0.32
Net realized and unrealized gains (losses) on investments	(0.06)		0.04	0.53	0.49	1.19
Total from investment operations	0.08		0.21	0.73	0.73	1.51

Less distributions:
Dividends from net investment income	(0.14)		(0.17)	(0.21)	(0.26)	(0.32)
Distributions from net realized gains	(0.00	)(a)	(0.14)	(0.29)	(0.10)	(0.04)
Total distributions	(0.14)		(0.31)	(0.50)	(0.36)	(0.36)

Proceeds from redemption fees collected (Note 2)	—		0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$11.58		$11.64	$11.74	$11.51	$11.14

Total return (b)	0.71%		1.83%	6.37%	6.63%	15.45%

Ratios and supplemental data:
Net assets at end of year (000’s)	$128,167		$107,993	$94,317	$79,935	$46,424

Ratio of total expenses to average net assets	0.78%		0.79%	0.81%	0.90%	1.06%

Ratio of net investment income to average net assets	1.22%		1.39%	1.76%	2.13%	3.31%

Portfolio turnover rate	6%		23%	25%	21%	0%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

CM Advisors Family of Funds
Notes to Financial Statements
February 28, 2014

1. Organization

CM Advisors Fund, CM Advisors Small Cap Value Fund, and CM Advisors Fixed Income Fund (collectively the “Funds” and individually a “Fund”) are each a separate diversified no-load series of CM Advisors Family of Funds (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 as an open-end management investment company.

CM Advisors Fund commenced operations on May 13, 2003. The investment objective of the Fund is long-term growth of capital.

CM Advisors Small Cap Value Fund commenced operations on April 15, 2011. The investment objective of the Fund is long-term growth of capital.

CM Advisors Fixed Income Fund commenced operations on March 24, 2006. The investment objective of the Fund is to preserve capital and maximize total return.

CM Advisors Fund currently offers two classes of shares: Class I shares (sold without any sales loads and distribution and/or service fees) and Class R shares (sold without any sales loads but subject to a distribution and/or service fee of up to 0.25% of the average daily net assets attributable to Class R shares). Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of distribution fees, if any; (2) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (4) Class I shares require a higher minimum initial investment. Prior to June 29, 2012, a third class, Class C shares, was also offered for the Fund. Class C shares were sold without any sales load but subject to a distribution and/or service fee of up to 1.00% of the average daily net assets attributable to the Class C shares. On June 29, 2012, the offering of Class C shares of the CM Advisors Fund was discontinued and all outstanding Class C shares were redeemed.

CM Advisors Small Cap Value Fund currently offers three classes of shares: Class I shares (sold without any sales loads and distribution and/or service fees), Class C shares (sold without any sales loads but subject to a distribution and/or service fee of up to 1.00% of the average daily net assets attributable to Class C shares) and Class R shares (sold without any sales loads but subject to a distribution and/or service fee of up to 0.25% of the average daily net assets attributable to Class R shares). Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of distribution fees, if any; (2) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (4) Class I shares require a higher minimum initial investment.

CM Advisors Fixed Income Fund currently offers one class of Shares which is sold without any sales loads and distribution fees.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation – The Funds’ portfolio securities are generally valued at their market values determined on the basis of available market quotations as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time). Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculations) or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

Corporate Bonds and U.S. Government Obligations held by CM Advisors Fixed Income Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the fair value of a particular security may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

The following is a summary of the inputs used to value the Funds’ investments as of February 28, 2014 by security type:

CM Advisors Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$123,588,072	$—	$—	$123,588,072
Closed-End Funds	739,377	—	—	739,377
Exchange-Traded Funds	1,730,079	—	—	1,730,079
Warrants	278,005	—	—	278,005
Money Market Funds	11,162,987	—	—	11,162,987
Total	$137,498,520	$—	$—	$137,498,520

CM Advisors Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$10,915,252	$—	$—	$10,915,252
Exchange-Traded Funds	167,841	—	—	167,841
Money Market Funds	1,818,399	—	—	1,818,399
Total	$12,901,492	$—	$—	$12,901,492

CM Advisors Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$44,799,494	$—	$44,799,494
U.S. Government Obligations	—	71,416,117	—	71,416,117
Closed-End Funds	952,328	—	—	952,328
Money Market Funds	9,665,408	—	—	9,665,408
Total	$10,617,736	$116,215,611	$—	$126,833,347

Refer to each Fund's Schedule of Investments for a listing of the securities by security type and sector or industry type. As of February 28, 2014, the Funds did not have any transfers in and out of any Level. The Funds did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of February 28, 2014. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share Valuation and Redemption Fees — The net asset value per share of each class of shares of CM Advisors Fund and CM Advisors Small Cap Value Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value per share of CM Advisors Fixed Income Fund is calculated on each business day by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Class and each Fund is equal to the net asset value per share, except that shares of each Class of CM Advisors Fund and CM Advisors Small Cap Value Fund are subject to a redemption

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

fee of 1% payable to the applicable Fund, if redeemed within 180 days of the date of purchase. No redemption fee, however, will be imposed on the exchange of shares of CM Advisors Fund or CM Advisors Small Cap Value Fund for shares of another Fund within the Trust. Prior to December 14, 2012, shares of CM Advisors Fixed Income Fund were subject to a redemption fee of 1%, payable to the Fund, if redeemed within 180 days of the date of purchase.

During the years ended February 28, 2014 and February 28 2013, proceeds from redemption fees were as follows:

	Year Ended February 28, 2014	Year Ended February 28, 2013
CM Advisors Fund - Class I	$638	$4,978
CM Advisors Fund - Class R	$158	$204
CM Advisors Small Cap Value Fund - Class I	$63	$—
CM Advisors Small Cap Value Fund - Class R	$—	$30
CM Advisors Fixed Income Fund	N/A	$6,328

There were no redemption fees for Class C shares of CM Advisors Fund or CM Advisors Small Cap Value Fund during the years ended February 28, 2014 and February 28, 2013.

Investment Transactions and Investment Income – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method. Gains and losses on securities sold are determined on a specific identification basis, which is the same basis used for federal income tax purposes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses – The Funds bear expenses incurred specifically on their behalf as well as a portion of general Trust expenses, which are allocated according to methods authorized by the Board of Trustees.

Allocation Between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of CM Advisors Fund and CM Advisors Small Cap Value Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of each Fund.

Dividends and Distributions – Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of each Fund. Distributions from capital gains, if any, are generally declared and distributed annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments of net short-term gains. Dividends and distributions are recorded on the ex-dividend date.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended February 28, 2014 and February 28, 2013 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
CM Advisors Fund - Class I
February 28, 2014	$—	$—	$—
February 28, 2013	$578,988	$—	$578,988
CM Advisors Fund - Class R
February 28, 2014	$—	$—	$—
February 28, 2013	$261	$—	$261
CM Advisors Small Cap Value Fund - Class I
February 28, 2014	$36,690	$560,965	$597,655
February 28, 2013	$266,285	$—	$266,285
CM Advisors Small Cap Value Fund - Class C
February 28, 2014	$392	$5,995	$6,387
February 28, 2013	$1,794	$—	$1,794
CM Advisors Small Cap Value Fund - Class R
February 28, 2014	$395	$6,040	$6,435
February 28, 2013	$8,059	$—	$8,059
CM Advisors Fixed Income Fund
February 28, 2014	$1,431,167	$40,832	$1,471,999
February 28, 2013	$1,504,867	$1,060,524	$2,565,391

During the year ended February 28, 2013, no distributions were paid by Class C shares of CM Advisors Fund.

On March 31, 2014, an ordinary income distribution of $0.0390 per share was declared for CM Fixed Income Fund. The distribution was paid on March 31, 2014 to shareholders of record on March 28, 2014.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Federal Income Tax

It is each Fund’s intention to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income taxes has been made.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 28, 2014:

	CM Advisors Fund	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
Tax cost of portfolio investments	$109,341,659	$9,941,634	$122,667,881
Gross unrealized appreciation	$31,869,533	$3,009,028	$4,294,273
Gross unrealized depreciation	(3,712,672)	(49,170)	(128,807)
Net unrealized appreciation	28,156,861	2,959,858	4,165,466
Undistributed ordinary income	300,195	—	286,188
Qualified late year ordinary losses	—	(15,203)	—
Capital loss carryforwards	(28,751,720)	—	—
Undistributed long-term gains	—	1,003,085	296,099
Accumulated earnings (deficit)	$(294,664)	$3,947,740	$4,747,753

The difference between the federal income tax cost of portfolio investments and the financial statement cost for CM Advisors Fund and CM Advisors Small Cap Value Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales and holdings classified as passive foreign investment companies (PFICs).

For the year ended February 28, 2014, CM Advisors Fund reclassified $646 of net realized gains against accumulated net investment income on the Statements of Assets and Liabilities. For the year ended February 28, 2014, CM Advisors Small Cap Value Fund reclassified $1,974 of accumulated net investment losses against paid-in capital and $1,131 of net realized gains against accumulated net investment income on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Funds’ net assets or net asset value per share and are due to the tax treatment of net investment losses and realized gains from PFICs.

Net qualified late year ordinary losses incurred after December 31, 2013 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year. For the year ended February 28, 2014, CM Small Cap Value Fund intends to defer $15,203, of late year ordinary losses to March 1, 2014 for federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after February 28, 2011 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, pre-enactment capital loss carryforwards are more likely to expire unused.

During the year ended February 28, 2014, CM Advisors Fund utilized $161,626 of long-term capital loss carryforwards and $11,077,329 of pre-enactment short-term capital loss carryforwards to offset current year gains. As of February 28, 2014, CM Advisors Fund had $28,751,720 of pre-enactment short-term capital loss carryforwards which expire February 28, 2018.

The Funds recognize the benefits or expenses of uncertain tax positions only if the position is “more-likely-than-not” of being sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended February 28, 2011 through February 28, 2014) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

4. Investment Transactions

During the year ended February 28, 2014, cost of purchases and proceeds from sales of investment securities, other than short-term investments and U.S. government securities, were as follows:

	CM Advisors Fund	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
Cost of purchases of investment securities	$45,003,834	$4,592,495	$1,785,343
Proceeds from sales of investment securities	$38,655,917	$6,294,131	$4,653,921

5. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT
The Funds pay a monthly advisory fee to Van Den Berg Management I, Inc. (the “Advisor”) based upon the average daily net assets of each Fund and calculated at the annual rate of 1.00% for CM Advisors Fund and CM Advisors Small Cap Value Fund, and 0.50% for CM Advisors Fixed Income Fund. The Advisor has entered into contractual agreements (the “Expense Limitation Agreements”) with each Fund under which it has agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 plan) to not more than 1.50% of the average daily net assets of CM Advisors Fund and CM Advisors Fixed Income Fund and not more than 1.25% of the average daily net assets of CM Advisors Small Cap Value Fund, each until July 1, 2015. There can be no assurance that the Expense Limitation Agreements will continue beyond July 1, 2015. Accordingly, during the year ended February 28, 2014, with respect to CM Advisors Fund, the Advisor reimbursed the Fund for $27,040 of Class R expenses. During the year ended February 28, 2014, with respect to CM Advisors Small Cap Value Fund, the Advisor waived its entire investment advisory fee of $119,940 and reimbursed the Fund for $7,131 of common expenses, $28,820 of Class I expenses, $25,914 of Class

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

C expenses and $25,418 of Class R expenses. During the year ended February 28, 2014, there were no advisory fees waived or expenses reimbursed by the Advisor for CM Advisors Fixed Income Fund.

Certain Trustees and officers of the Trust are also officers of the Advisor.

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC ("Ultimus") provides fund administration, fund accounting, and transfer agency services to the Funds. Pursuant to servicing agreements with Ultimus, the Funds pay Ultimus customary fees for its services. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of the Funds' shares and an affiliate of Ultimus.

DISTRIBUTION AGREEMENT
Pursuant to the terms of a Distribution Agreement with the Trust, the Distributor serves as the Funds’ principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor receives annual compensation of $6,000 from the Trust for such services, of which each Fund pays its proportionate share.

DISTRIBUTION PLAN
The Trust has adopted plans of distribution (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, which permit Class R shares of CM Advisors Fund and Class C and Class R shares of CM Advisors Small Cap Value Fund to directly incur or reimburse the Funds’ principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plans is 1.00% of average daily net assets attributable to Class C shares and 0.25% of average daily net assets attributable to Class R shares. The Trust has not adopted a plan of distribution with respect to Class I shares of CM Advisors Fund or CM Advisors Small Cap Value Fund, or with respect to CM Advisors Fixed Income Fund.

During the year ended February 28, 2014, Class R shares of CM Advisors Fund incurred distribution expenses of $476, and Class C and Class R shares of CM Advisors Small Cap Value Fund incurred distribution expenses of $1,205 and $624, respectively.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Advisor or Ultimus receives from the Trust an annual retainer of $10,000, paid quarterly, a fee of $2,000 per Fund for attendance at each in-person meeting of the Board of Trustees and a fee of $500 per Fund for attendance at each telephonic meeting of the Board of Trustees. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

6. Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets for CM Advisors Fund and CM Advisors Small Cap Value Fund are the result of the following capital share transactions for the years shown:

	Year Ended February 28, 2014	Year Ended February 28, 2013
CM Advisors Fund - Class I
Shares sold	1,171,982	842,598
Shares reinvested	—	49,848
Shares redeemed	(1,779,274)	(2,354,906)
Net decrease in shares outstanding	(607,292)	(1,462,460)
Shares outstanding, beginning of year	10,598,698	12,061,158
Shares outstanding, end of year	9,991,406	10,598,698

CM Advisors Fund - Class C
Shares redeemed	—	(9,569)
Decrease in shares outstanding	—	(9,569)
Shares outstanding, beginning of year	—	9,569
Shares outstanding, end of year	—	—

CM Advisors Fund - Class R
Shares sold	3,314	3,486
Shares reinvested	—	24
Shares redeemed	(2,069)	(2,006)
Net increase in shares outstanding	1,245	1,504
Shares outstanding, beginning of year	13,079	11,575
Shares outstanding, end of year	14,324	13,079

CM Advisors Small Cap Value Fund - Class I
Shares sold	42,656	63,353
Shares reinvested	47,927	25,728
Shares redeemed	(85,375)	(12,400)
Net increase in shares outstanding	5,208	76,681
Shares outstanding, beginning of year	986,559	909,878
Shares outstanding, end of year	991,767	986,559

CM Advisors Small Cap Value Fund - Class C
Shares reinvested	520	174
Increase in shares outstanding	520	174
Shares outstanding, beginning of year	10,021	9,847
Shares outstanding, end of year	10,541	10,021

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

	Year Ended February 28, 2014	Year Ended February 28, 2013
CM Advisors Small Cap Value Fund - Class R
Shares sold	1,359	19,637
Shares reinvested	517	779
Shares redeemed	(22,014)	(2,483)
Net increase (decrease) in shares outstanding	(20,138)	17,933
Shares outstanding, beginning of year	31,546	13,613
Shares outstanding, end of year	11,408	31,546

7. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, a particular set of circumstances may affect this sector or certain companies within the sector, while having little or no impact on other sectors or other companies within the sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Funds’ portfolios will be adversely affected. As of February 28, 2014, CM Advisors Fund and CM Advisors Small Cap Value Fund had 27.7% and 38.9%, respectively, of the value of their net assets invested in stocks within the Industrials sector.

8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

9. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of the financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CM Advisors Family of Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of CM Advisors Family of Funds
and the Shareholders of CM Advisors Fund,
CM Advisors Small Cap Value Fund and
CM Advisors Fixed Income Fund

We have audited the accompanying statements of assets and liabilities of the CM Advisors Fund, CM Advisors Small Cap Value Fund and CM Advisors Fixed Income Fund (the “Funds”), each a series of shares of beneficial interest in the CM Advisors Family of Funds, including the schedules of investments, as of February 28, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CM Advisors Fund, CM Advisors Small Cap Value Fund and CM Advisors Fixed Income Fund as of February 28, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years and periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
April 29, 2014

CM Advisors Family of Funds
About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. Ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (September 1, 2013) and held until the end of the period (February 28, 2014).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the ongoing costs that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not impose any sales loads. However, a redemption fee of 1% is charged on the sale of each class of shares of CM Advisors Fund and CM Advisors Small Cap Value Fund within 180 days of the date of their purchase.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

CM Advisors Family of Funds
About Your Funds’ Expenses (Unaudited) (Continued)

CM Advisors Fund - Class I

	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,102.30	$6.67
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.45	$6.41

*	Expenses are equal to the annualized expense ratio of 1.28% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Fund - Class R

	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,101.00	$9.12
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.12	$8.75

*	Expenses are equal to the annualized expense ratio of 1.75% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Small Cap Value Fund - Class I

	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,142.30	$6.64
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.60	$6.26

*	Expenses are equal to the annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Small Cap Value Fund - Class C

	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,136.10	$11.92
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,013.64	$11.23

*	Expenses are equal to the annualized expense ratio of 2.25% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Family of Funds
About Your Funds’ Expenses (Unaudited) (Continued)

CM Advisors Small Cap Value Fund - Class R

	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,140.80	$7.96
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Fixed Income Fund

	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,016.70	$3.85
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.98	$3.86

*	Expenses are equal to the annualized expense ratio of 0.77% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Family of Funds
Other Information (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-888-859-5856. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions made by the Funds during the year ended February 28, 2014. Certain dividends paid by the Funds may be subject to a maximum rate of 23.8%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. CM Advisors Small Cap Value Fund intends to designate up to a maximum amount of its long-term capital gain distributions of $573,000 and ordinary income dividends of $37,477 as taxed at the maximum rate of 23.8%. CM Advisors Fixed Income Fund intends to designate up to a maximum amount of its long-term capital gain distributions of $40,832 and ordinary income dividends of $1,431,167 as taxed at the maximum rate of 23.8%.

As required by federal regulations, complete information was computed and reported in conjunction with your 2013 Form 1099-DIV.

CM Advisors Family of Funds
Information about Trustees and Executive Officers (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust is set forth on the following pages. Generally, each Trustee serves an indefinite term or until his resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The officers are elected for annual terms. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds’ toll-free at 1-888-859-5856.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
Independent Trustees
Brian R. Bruce 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1955	Trustee	Since 5/2003	Mr. Bruce has been Chief Executive Officer of Hillcrest Asset Management, LLC, an institutional asset manager, since September 2007 and was a professor at Southern Methodist University from September 2006 to August 2011.	3	From 2007-2013, Mr. Bruce served as an independent trustee of six series of the Dreman Contrarian Funds, a registered management investment company.
Mark F. Ivan 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1956	Trustee	Since 5/2003	Mr. Ivan has been the President of Ivan Capital Management, Inc. since June 1996.	3	None
Richard M. Lewis 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1959	Trustee	Since 5/2003	Mr. Lewis has been the Chief Financial Officer of Worldcall, Inc., a voice over internet protocol telecom company, since May 2004 and Chief Financial Officer of USFon Inc., a non-profit telecommunication and information services company, since July 2012.	3	None
A. Zorel Paritzky, M.D. 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1942	Trustee	Since 5/2003	Dr. Paritzky was a physician with Cardiac Associates Medical Group, Inc. from 1974 to 2006. He retired from active clinical practice in December 2006.	3	None
William R. Reichenstein, Ph.D. 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1952	Trustee	Since 5/2003	Dr. Reichenstein has been a professor at Baylor University since 1990. He is currently the professor of Finance and the Pat and Thomas R. Powers Chair in Investment Management – Finance, Insurance and Real Estate.	3	Dr. Reichenstein serves as an independent trustee of five series of the Epiphany Funds, a registered management investment company.

CM Advisors Family of Funds
Information about Trustees and Executive Officers (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
Interested Trustees* and Officers
Arnold Van Den Berg** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1939	Trustee, Chairman, President	Since 11/2002	Mr. Van Den Berg is the founder, Chief Executive Officer, Co-Chief Investment Officer and Chairman of the Board of the Advisor and a member of the Advisor’s investment committee. Previously, he served as President of the Advisor until 2011. He has been a portfolio manager for the Advisor since 1974.	3	None
James D. Brilliant** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1966	Trustee, Treasurer	Since 5/2003	Mr. Brilliant is Co-Chief Investment Officer, Chief Financial Officer and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. Previously, he served as Vice President and Senior Research Analyst of the Advisor until 2011. He has been with the Advisor since 1986 and is a Chartered Financial Analyst (CFA).	3	None
Scott Van Den Berg** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1967	Trustee, Secretary	Since 5/2003	Mr. Van Den Berg is President and Chief Operating Officer of the Advisor and a member of the Advisor’s investment committee. Previously, he served as Vice President and Director of Client Services of the Advisor until 2011. He has been with the firm since 1992 and is a Certified Financial Planner (CFP) and a Chartered Retirement Plan Specialist (CRPS).	3	None
Aaron S. Buckholtz 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1963	Trustee	Since 5/2003	Mr. Buckholtz is Vice President, Senior Trader and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the firm since 1990 and is a chartered financial analyst (CFA).	3	None
Sean M. Golliher 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1969	Chief Compliance Officer	Since 1/2012	Mr. Golliher is Chief Compliance Officer, Accounting and Reporting Team Manager of the Advisor. He has has been with the firm since 2002.	3	None

*	Each of the Interested Trustees is an Interested Trustee because he is an officer and employee of the Advisor.
**	Arnold Van Den Berg and Scott Van Den Berg are related as father and son, respectively. James Brilliant is the son-in-law of Arnold Van Den Berg and the brother-in-law of Scott Van Den Berg.

CM Advisors Family of Funds
Approval of Investment Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the continuance of the Investment Advisory Agreements with the Advisor for the CM Advisors Fund (the “Advisors Fund”), the CM Advisors Fixed Income Fund (the “Fixed Income Fund”) and the CM Advisors Small Cap Value Fund (the “Small Cap Value Fund”) for an additional annual term. Approval took place at an in-person meeting held on February 3, 2014, at which a majority of the Trustees, including a majority of the Independent Trustees, were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel.

In considering the Investment Advisory Agreements for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that it determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Advisor. In this regard, the Board reviewed the services being provided by the Advisor to the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund including, without limitation, its investment advisory services since each Fund’s inception, its coordination of services for the Funds among the Funds’ service providers, its compliance procedures and practices, and its efforts to promote the Funds and assist in their distribution. The Board also noted that the Trust’s president, secretary, treasurer, chief compliance officer, principal executive officer, and principal financial officer are employees of the Advisor, and serve the Trust without additional compensation from the Advisors Fund, the Fixed Income Fund or the Small Cap Value Fund. After reviewing the foregoing information and further information concerning the Advisor’s business, the Board concluded that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund.

The investment performance of the Advisors Fund, the Fixed Income Fund, the Small Cap Value Fund and the Advisor. In this regard, the Board compared the performance of each of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund with the performance of its benchmark index, comparable funds managed by other advisors and comparable peer group indices. The Board noted that although the performance of Advisors Fund and Small Cap Value Fund lagged its benchmark for the calendar year ended December 31, 2013 and since inception, the Advisor had satisfactorily explained the reasons for the underperformance, including the fact of each Fund’s heavy cash weighting to help mitigate risk. As for the Fixed Income Fund, the Board noted that the Fund had outperformed its benchmark for the calendar year ended December 31, 2013 and since inception. The Board also considered the consistency of the Advisor’s management of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund with each Fund’s investment objective and policies. Following review of the short and long-term investment performance of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund and each Fund’s Morningstar ratings, the Advisor’s experience in managing each Fund and separate accounts, the Advisor’s historical investment performance and other factors, the Board concluded that the investment performance of the Advisors Fund, the Fixed Income Fund, the Small Cap Value Fund and the Advisor has been satisfactory.

CM Advisors Family of Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

The costs of the services provided and profits realized by the Advisor from its relationship with the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund. In this regard, the Board considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund and the Advisor by the principals of the Advisor; the asset levels of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the Advisor’s previous payment of startup costs for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the overall expenses of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; and the differences in fees and services provided to the Advisor’s other clients that may be similar to the Advisors Fund, the Fixed Income Fund or the Small Cap Value Fund. The Board considered the Expense Limitation Agreements of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund with the Advisor, and considered the Advisor’s current and past fee waivers and expense reimbursements with respect to the Advisors Fund and the Small Cap Value Fund and the past fee waivers and expense reimbursements with respect to the Fixed Income Fund under the Expense Limitation Agreements. The Board further took into account that the Advisor has represented that it intends to continue the Expense Limitation Agreements for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund until at least July 1, 2015.

The Board also considered potential benefits to the Advisor in managing the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund, including promotion of the Advisor’s name, the ability of the Advisor to place small accounts into each Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor’s clients other than the Funds. The Board compared the fees and expenses of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund (including each Fund’s management fee) to a peer group of other funds comparable to each Fund in terms of the type of fund, the style of investment management, the size of the fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that, while the management fee and net expense ratio of the Advisors Fund is higher than the median and average of its peer group, the Fund was smaller in size than its peer group average and median. The Board noted that the Fixed Income Fund’s management fee is lower than the average and equal to the median of its peer group and that the net expense ratio of the Fixed Income Fund is equal to the median of the peer group. The Board noted that although the Small Cap Value Fund’s management fee is higher than the average of its peer group, the management fee is equal to the median of the peer group and its net expense ratio is lower than the average of the peer group. Following these comparisons and upon further review and consideration of the foregoing, the Board concluded that the management fees paid to the Advisor by the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund are each fair and reasonable.

The extent to which economies of scale would be realized as the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund grow and whether management fee levels reflect these economies of scale for the benefit of each Fund’s investors. In this regard, the Board considered that the fee arrangements of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund with the Advisor each involve both a management fee and an Expense Limitation Agreement. In connection with the Advisors Fund, the Board determined that, while the management fee remained the same at all asset levels, the Fund has experienced benefits from the Expense Limitation Agreement and from

CM Advisors Family of Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

voluntary fee waivers by the Advisor and the reduction in the Fund’s advisory fee that became effective February 1, 2012. In addition, the Board noted that the Advisors Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. As to the Fixed Income Fund, the Board determined that, although the Fund’s assets have grown to a level where the Advisor is receiving its full fee, the Fixed Income Fund has experienced benefits from the Expense Limitation Agreement in prior years. The Board noted that, while the management fee would remain the same at all asset levels, the Fixed Income Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. In connection with the Small Cap Value Fund, the Board determined that, while the management fee remained the same at all asset levels, the Fund has experienced benefits from the Expense Limitation Agreement. In addition, the Board noted that the Small Cap Value Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. Following further consideration of the asset levels of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund, expectations for growth and levels of fees, the Board determined that each Fund’s fee arrangements with the Advisor continue to provide benefits through the Expense Limitation Agreements and that, at the Funds’ current and projected asset levels for the next year, each Fund’s arrangements with the Advisor are fair and reasonable.

The Advisor’s practices regarding brokerage and portfolio transactions. In this regard, the Board considered the Advisor’s standards, and performance in utilizing those standards, to seek best execution for Fund portfolio transactions, including the use of alternative markets (e.g., direct purchases from issuers or underwriters or, as to equity securities, “third market” for listed securities and principal market makers for over-the counter securities). The Board noted that the fixed income portfolio transactions of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund are normally principal transactions executed in over-the-counter markets on a “net” basis. The Board also considered the historical portfolio turnover rates for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical or other services (“soft dollars”). After further review and consideration, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further review and consideration, the Board found the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that continuance of the Investment Advisory Agreements was in the best interests of the Advisors Fund, the Fixed Income Fund, the Small Cap Value Fund and their shareholders.

CM Advisors Fund
CM Advisors Small Cap Value Fund and
CM Advisors Fixed Income Fund
are each a series of
CM Advisors Family of Funds

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746

Toll-Free Telephone:	Toll-Free Telephone:
1-888-859-5856	1-888-859-5856

World Wide Web @:
www.cmadvisorsfunds.com

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. No investment strategy works all the time, and past performance is not necessarily indicative of future performance.

The performance information quoted in this report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 1% of the amount redeemed is imposed on redemptions of Fund shares for CM Advisors Fund and CM Advisors Small Cap Value Fund occurring within 180 days following the purchase of such shares.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.cmadvisorsfunds.com or by calling Shareholder Services at 1-888-859-5856. The prospectus should be read carefully before investing.

For More Information on your CM Advisors Family of Funds:

See Our Web site @ www.cmadvisorsfunds.com or

Call Our Shareholder Services Group Toll-Free at 1-888-859-5856

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Richard M. Lewis.  Mr. Lewis is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $40,500 and $40,500 with respect to the registrant’s fiscal years ended February 28, 2014 and February 28, 2013, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 and $6,000 with respect to the registrant’s fiscal years ended February 28, 2014 and February 28, 2013, respectively.  The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
Aggregate non-audit fees of $6,000 and $6,000 were billed by the registrant’s accountant for services rendered to the registrant with respect to the fiscal years ended February 28, 2014 and February 28, 2013, respectively.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CM Advisors Family of Funds

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President

Date	May 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President

Date	May 7, 2014

By (Signature and Title)*		/s/ James D. Brilliant
James D. Brilliant, Treasurer

Date	May 7, 2014

* Print the name and title of each signing officer under his or her signature.